PROXY

                              DANIEL GREEN COMPANY
      ANNUAL MEETING OF STOCKHOLDERS - FRIDAY, MAY 10, 2002, AT 10:00 A.M.


The undersigned stockholder in Daniel Green Company (the "Company") hereby appoints James R. Riedman and Greg A. Tunney, or any of them, proxies for the undersigned with all the powers the undersigned would possess if personally present, to vote all common stock of the undersigned in the Company at the Annual Meeting of Stockholders of said Company on May 10, 2002 and at all adjournments thereof, for the election of seven directors, upon the proposal to ratify the appointment of Deloitte & Touche LLP as auditors for 2002, upon a proposal to reincorporate the Company in Delaware with a change of name and new By-Laws and, in their discretion, upon any other matter which may properly come before said meeting or any adjournment. The undersigned hereby revokes all previous proxies.

     THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS. UNLESS OTHERWISE INSTRUCTED, THIS PROXY WILL BE VOTED FOR PROPOSALS 1, 2 and 3 SET FORTH ON THE REVERSE SIDE.

SEE REVERSE         CONTINUED AND TO BE SIGNED ON REVERSE            SEE REVERSE
SIDE                                                                 SIDE

                                   DETACH HERE

[X] PLEASE MARK VOTES AS IN THIS EXAMPLE

       MANAGEMENT RECOMMENDS A VOTE FOR ITEMS 1, 2 AND 3

1.   Election of seven Directors.

NOMINEES: Edward Bloomberg, Steve M. DePerrior, Gregory M. Harden, Wilhelm Pfander, Gary E. Pflugfelder, James R. Riedman and Greg A. Tunney

     [_] FOR         [_] WITHHELD

[_]  _____________________________________________________________________
     For all nominees except as noted above

2. To ratify the appointment of Deloitte & Touche, LLP as auditors for the Company for 2002.

     [_] FOR         [_] AGAINST           [_] ABSTAIN

3. To approve the reincorporation of the Company in Delaware with a change of name to "Freedom Footwear Group, Inc." and new By-Laws.

     [_] FOR         [_] AGAINST           [_] ABSTAIN


PLEASE COMPLETE, SIGN, DATE AND RETURN IN THE ENCLOSED ENVELOPE AS SOON AS POSSIBLE.

                                        Signature:_____________________________

                                        Date:     _____________________________

                                        Co-Owner Signature: ___________________

                                        Date:               ___________________

                              DANIEL GREEN COMPANY
                              450 North Main Street
                              Old Town, Maine 04468

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                             TO BE HELD MAY 10, 2002


     The Annual Meeting of Stockholders of Daniel Green Company (the "Company") will be held at The Strathallan Hotel, 550 East Avenue, Rochester, New York 14607 on Friday, May 10, 2002, at 10:00 o'clock in the forenoon, for the following purposes:

     1. To elect seven persons to the Board of Directors of the Company.

     2. To ratify the action of the Board of Directors in selecting Deloitte & Touche LLP as auditors for the Company for 2002.

     3. To approve a proposal to change the jurisdiction of incorporation of the Company from the Commonwealth of Massachusetts to the State of Delaware through a merger of the Company into its wholly owned subsidiary which shall be the surviving corporation known as Freedom Footwear Group, Inc. and to approve new By-Laws.

     4. To transact such other business as may properly come before the meeting.

     Stockholders of record as of the close of business on March 8, 2002 are entitled to notice of and to vote at the meeting and at any adjournment thereof.


                                        By order of the Board of Directors


                                        GARY E. PFLUGFELDER, Clerk

March 29, 2002

     A form of proxy and a return envelope are enclosed for the use of Stockholders. It is requested that you fill in, date and sign the enclosed proxy and return it in the enclosed envelope even if you plan to attend the meeting in Rochester on May 10, 2002.

                              DANIEL GREEN COMPANY
                              450 North Main Street
                              Old Town, Maine 04468

                                 PROXY STATEMENT
                     For The Annual Meeting Of Stockholders
                             To Be Held May 10, 2002

     This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Daniel Green Company, a corporation organized under the laws of The Commonwealth of Massachusetts (the "Company"), for use at the Annual Meeting of Stockholders of the Company to be held on Friday, May 10, 2002, at 10:00 A.M. at The Strathallan Hotel, 550 East Avenue, Rochester, New York 14607, together with any and all adjournments thereof. It is anticipated that this Proxy Statement and the enclosed proxy will first be sent or given to stockholders on or about March 29, 2002.

     A copy of the Annual Report to Stockholders of the Company for the year ended December 31, 2001, including audited financial statements, is being mailed with this Proxy Statement. You may also obtain a copy of the Company's Annual Report on Form 10-KSB filed with the Securities Exchange Commission without charge upon written request submitted to Daniel Green Company, c/o Chief Financial Officer, 450 North Main Street, Old Town, Maine 04468.

     The close of business on March 8, 2002 has been fixed as the record date for the determination of stockholders entitled to notice of, and to vote at, the meeting and at any adjournment. Each stockholder shall be entitled to one vote for each share held of record in his or her name on that date. There were outstanding on the record date 1,948,305 shares of Common Stock, $2.50 par value per share, of the Company, being the only class of stock of the Company issued and outstanding and entitled to vote at the meeting.

     The enclosed proxy is solicited by and on behalf of the Board of Directors of the Company, which has designated the nominees for Directors listed below. A stockholder giving such proxy has the right to revoke it at the meeting or at any time prior thereto. All shares represented by proxies in the form enclosed herewith will be voted at the meeting and at any adjournments in accordance with the terms of such proxies, provided such proxies appear to be valid and to have been executed by stockholders of record entitled to vote at the meeting and have not previously been revoked. If no contrary instructions are given, the persons named in the proxy will vote FOR the seven nominees described on the following pages; FOR the ratification of the appointment of Deloitte & Touche LLP as auditors of the Company for 2001; FOR the merger of the Company (a Massachusetts corporation) into its wholly owned Delaware subsidiary which shall be the surviving corporation known as Freedom Footwear Group, Inc. (the "Reincorporation/Renaming Proposal"); and, in their discretion, upon any other matter which may properly come before the meeting or any adjournment. The Board of Directors does not know of any matters not specifically referred to in this Proxy Statement which may come before the meeting.

     In accordance with the By-Laws of the Company, a majority of the outstanding shares of Common Stock entitled to vote, present in person or represented by proxy at the meeting, is required to constitute a quorum for the transaction of business. The affirmative vote of a majority of the quorum shall be required for the election of Directors and to pass any measure properly presented to the meeting, except Proposal 3 which requires the affirmative vote of 66-2/3% of the outstanding shares of Common Stock. Shares which abstain from voting on any matter shall be included for purposes of determining the presence of a quorum, but shall be excluded in tabulating votes cast for or against any proposal to which an abstention pertains. Abstention may not be specified on the proposal relating to the election of directors. However, votes that are withheld will be excluded entirely from the vote and have no effect. Broker non-votes will count only in the determination of a quorum.

     All costs of preparing, assembling and mailing the enclosed proxy material, and any additional material which may hereafter be sent in connection with the solicitation and collection of the enclosed proxy, will be paid by the Company and no part will be paid directly or indirectly by any other person. Solicitation of proxies may be made by personal interview, mail, telephone or telecopier by officers and regular employees of the Company but no additional compensation will be paid them for the time so employed.

                       PROPOSAL 1 - ELECTION OF DIRECTORS

     Seven persons are to be elected to the Board of Directors. The Board of Directors has nominated the persons listed below for election. If elected, each nominee will hold office until the Annual Meeting to be held in 2003, and until his successor is elected and shall qualify.

     The following biographies set forth certain information with respect to the nominees for election as directors of the Company, none of whom is related to any other nominee or executive officer.

EDWARD BLOOMBERG, Age: 64

     Edward Bloomberg has been a director of the Company since 1993. For more than the last five years Mr. Bloomberg has been an independent investment advisor.

STEVEN M. DEPERRIOR, Age: 43

     Steven M. DePerrior has been a director of the Company since 1996. He is a Principal with Burke Group, which provides certain human-resources consulting services to the Company.

GREGORY M. HARDEN, Age: 46

     Gregory M. Harden has been a director of the Company since 1996. He is President and Chief Executive Officer of Harden Furniture Co., Inc., a furniture manufacturer in McConnellsville, New York. Mr. Harden also serves on the board of directors of Oneida, Ltd.

WILHELM PFANDER, Age: 63

     Wilhelm Pfander has been a director of the Company since April, 2000. He is Senior Vice President-Sourcing and Development of the Company, having been elected in February, 2000. For more than five years prior thereto he was Vice President-Manufacturing and Product Development at Penobscot Shoe Company.

GARY E. PFLUGFELDER, Age: 70

     Gary E. Pflugfelder has been a Director of the Company since 1983. Mr. Pflugfelder is sales consultant to, and prior to September 6, 1992 served as General Manager of, the Personal Financial Security Division of Aetna Life & Casualty Company.

JAMES R. RIEDMAN, Age: 43

     James R. Riedman has been a Director of the Company since 1993 and has been Chairman of the Board of Directors and Chief Executive Officer of the Company since 1996. Mr. Riedman is President of Riedman Corporation, a holding company which, until January, 2001, included a commercial insurance agency which obtained property and casualty insurance coverage for the Company. Mr. Riedman is also a director of Harris Interactive Inc.

GREG A. TUNNEY, Age: 41

     Greg A. Tunney has been a Director of the Company since 1998 and has been President and Chief Operating Officer of the Company since 1998. From 1992 to 1998, Mr. Tunney was a Vice President of Brown Shoe Company.

     A stockholder using the enclosed form of proxy may authorize the persons named in the proxy to vote for all or any of the above named nominees or may withhold from said persons authority to vote for all or any of such nominees. The Board of Directors recommends a vote FOR the nominees named above. If, for any reason, any of the nominees named above should not be available for election as contemplated, it is the intention of the persons named in the proxy to vote for such other person or persons, if any, as the Board of Directors may recommend. The Board of Directors has no reason to believe any nominees will be unavailable.

                Meetings Of The Board Of Directors And Committees
                      Of The Board Of Directors During 2001


     The Board of Directors held 10 meetings during 2001. Each of the Directors attended more than 75% of the total number of meetings of the Board of Directors and any committee on which he served.

     The Board has a Compensation Committee whose function is to review executive compensation, including the grant of stock options under the Company's Stock Incentive Plan, and matters relating to the Company's benefit plans. The members of the Compensation Committee at the end of 2001 were Messrs. Pflugfelder, DePerrior and Bloomberg. The Compensation Committee met twice during 2001.

     The Board has a Retirement Committee to administer its Retirement Savings Partnership Plan. Messrs. Riedman and DePerrior are members and met once during the year.

     The Board has a Nominating Committee whose function is to select candidates for nomination to the Board of Directors. The members of the Nominating Committee at the end of 2001 were Messrs. Riedman, Bloomberg and DePerrior. The Nominating Committee met once during 2001. While there is no formal procedure established for stockholders to submit recommendations to the Nominating Committee, the Nominating Committee will consider candidates whose names are submitted to the Company.

     The Board also has an Audit Committee whose members at the end of 2001 were Messrs. Bloomberg, Harden and Pflugfelder. The Audit Committee met three times during 2001. In carrying out its responsibilities, the Audit Committee reviews the Company's policies and procedures for internal accounting and financial controls with the Company's independent auditors and with management and also reviews the degree of cooperation extended to the auditors by Company employees. The Committee also reviews the results of the audit of the Company's year-end financial statements and notes.

     Other functions of the Audit Committee are to recommend the selection of the Company's independent auditors and to approve any professional service rendered by the independent auditors after considering whether providing such service will affect the independence of the auditors.

     On July 27, 2000 the Board of Directors adopted the Audit Committee Charter which sets forth the Company's policies with respect to the role, independence and responsibilities of Audit Committee members. A copy was attached to the Proxy Statement for the September 6, 2001 Annual Stockholders' Meeting.

     The Audit Committee Report to Stockholders is found in Proposal 2.

                            Compensation Of Directors

     Each Director receives a $500 fee for each meeting of the Board of Directors attended. In addition, each Director who is not an officer of the Company receives a $500 fee for each meeting of a committee of the Board attended ($650 in the case of the committee chairman). During 2001, directors who were not officers of the Company were also paid an annual retainer of $2,500 in cash (payable at the rate of $625 per quarter) and an option to purchase $5,000 worth of shares granted at the annual meeting of directors (the exercise price being $3.45 per share, the market price of the Company's common shares on that date). Fifty percent of the director options vest immediately and the balance vest equally on the first and second anniversary of the date of grant, if the optionholder continues to be a director on those dates.

     The annual retainer for 2002 is $5,000 cash and an option to purchase 5,000 shares of common stock, to be awarded at the annual meeting of directors, with an exercise price equal to the market price of the Company's stock on that date. The vesting is the same as that for the 2001 director options.

         Security Ownership Of Certain Beneficial Owners And Management

     The following table sets forth certain information with respect to the beneficial ownership of the Company's Common Stock by each beneficial owner known by the Company to own 5% or more of the Common Stock, each current Director, each nominee for Director, the Chief Executive Officer of the Company, the four most highly compensated executive officers other than the CEO and all Directors, nominees for Director and executive officers of the Company as a group, as of March 29, 2002, including shares which underlie options which can be exercised within 60 days.

                                                                                 Percentage of
                                                         Shares of Common        Common Stock
                                                         Stock Beneficially      Beneficially
Name And Address                                         Owned as of             Owned as of
of Beneficial Owner                                      March 29, 2002          March 29, 2002
-------------------                                      --------------          --------------
Edward Bloomberg, Director...........................      132,224(1)(2)              6.79%
  141 Crown Road
  Kentfield, CA 92904
Steven DePerrior, Director...........................      449,355(2)(3)             22.40%
  Burke Group
  10 East Street
  Honeoye Falls, NY 14472
Gregory Harden, Director.............................        2,724(2)                    *
  Harden Furniture
  Mill Pond Way
  McConnellsville, NY 13401
Wilhelm Pfander, Director............................        6,021(4)                    *
  11273 Callaway Green Drive
  Ft. Myers, FL  33913

Gary E. Pflugfelder, Director & Clerk................        5,724(2)(5)                 *
  500 South Salina Street
  Suite 320
  Syracuse, NY 13202
James R. Riedman, Chairman & CEO.....................    1,366,645(2)(6)             70.15%
  Riedman Corporation
  45 East Avenue
  Rochester, NY 14064
Riedman Corporation..................................      316,355(7)                16.24%
  45 East Avenue
  Rochester, NY 14604
Retirement Committee of the Daniel Green Company
  Retirement Savings Partnership Plan................      435,262                   22.34%
  450 North Main Street
  Old Town, Maine 04468
Greg A. Tunney, President............................       58,029(8)                 2.99%
  Daniel Green Company
  450 North Main Street
  Old Town, Maine 04468
Robert M. Pereira, CFO & Treasurer...................       16,021(9)                    *
  Daniel Green Company
  450 North Main Street
  Old Town, ME 04468
8 Officers and Directors as a Group..................    1,572,591                   80.72%

---------------
 *  Less than 1%

(1) Includes 14,000 shares held by members of Mr. Bloomberg's family and 61,500 shares held by Mr. Bloomberg on behalf of clients in his capacity as an investment advisor, as to which Mr. Bloomberg disclaims beneficial ownership.

(2) Includes 724 shares which he may purchase under a 1449 share option granted September 6, 2001 to each non-employee director.

(3) Includes 435,262 shares owned by the Retirement Plan, of whose Retirement Committee, the Plan fiduciary, Mr. DePerrior is a member and shares the right to vote.

(4) Represents shares which Mr. Pfander may purchase under a 5000 share option which vests and is exercisable when the market price of the Company's stock reaches certain levels and is now fully vested and 1,021 shares allocated to Mr. Pfander's account in the Company's Retirement Savings Partnership Plan.

(5) Includes 500 shares owned by a family member, as to which Mr. Pflugfelder disclaims beneficial ownership.

(6) Includes 24,000 shares which Mr. Riedman may purchase through exercise of a stock option granted to him on April 11, 2001 in connection with a $750,000 loan to the Company which is convertible to 203,804 shares (included); and 50,000 shares which he may purchase through exercise of a stock option granted to him on June 1, 2001 in connection with his guarantee of $1 million of the Company's bank debt. It also includes 316,355 shares beneficially owned by Riedman Corporation, of which Mr. Riedman is a shareholder, director and President, and the following shares of which Mr. Riedman disclaims beneficial ownership: 7,700 shares owned by his children; 435,262 shares owned by the Daniel Green Company Retirement Savings Partnership Plan (the "Retirement Plan") of whose Retirement Committee, the Plan fiduciary, Mr. Riedman is a member and shares the right to vote; and 38,270 shares underlying the convertible note for $750,000 which Mr. Riedman has transferred to an affiliated entity.

(7) Includes 25,000 shares that Riedman Corporation may purchase through exercise of a stock option granted to it on July 29, 1997 in connection with a bridge loan to the Company, 50,000 shares that Riedman Corporation may purchase through exercise of a stock option granted to it on September 1, 1999 in connection with a guaranty provided for certain bank financing for the Company, and 50,000 shares that Riedman Corporation may purchase through exercise of a stock option granted to it on January 19, 2001, in connection with a guaranty of additional bank financing provided to the Company.

(8) Represents shares which Mr. Tunney may purchase under a 50,000 share option which vests and is exercisable when the market price of the Company's stock reaches certain levels and is now fully vested and 8,029 shares allocated to Mr. Tunney's account in the Company's Retirement Savings Partnership Plan. See "Option Grants In Last Fiscal Year."

(9) Represents shares which Mr. Pereira may purchase under a 15,000 share option which vests and is exercisable when the market price of the Company's stock reaches certain levels and is now fully vested and 1,021 shares allocated to Mr. Pereira's account in the Company's Retirement Savings Partnership Plan.


                        Executive Officers of the Company

In addition to Mr. Riedman, Mr. Tunney and Mr. Pfander who are also directors, Robert M. Pereira, age 47, served as an executive officer of the Company during 2001. He became Chief Financial Officer of the Company on November 1, 2000. For more than five years prior thereto, Mr. Pereira was Business Systems Manager for Reebok International Ltd.


                 Compensation of Executive Officers During 2001

     The following information concerning annual and long-term compensation is furnished for the years 1999, 2000 and 2001 with respect to the Chief Executive Officer of the Company and each executive officer of the Company who received compensation for 2001 which exceeded $100,000.

                           Summary Compensation Table

                                                                                                        Long-Term
                                                                                                       Compensation
                                                                                                       ------------
                                                   Annual Compensation                                  Securities
                                                   -------------------               Other Annual       Underlying
         Name and Principal Position        Year         Salary           Bonus      Compensation         Options
         ---------------------------        ----         ------           -----      ------------         -------
         James R. Riedman                   2001         $75,000           -0-            (1)             -0-(2)
         (CEO since June, 1996)             2000        $ 25,000           -0-            (1)             -0-(3)
                                            1999        $ 25,000           -0-            (1)             -0-(3)

         Greg A. Tunney                     2001        $181,883           -0-            (1)               -0-
         (President and COO                 2000        $178,675           -0-            (1)          50,000 Shares
         since April 1998)                  1999        $165,843           -0-            (1)               -0-

         Wilhelm Pfander                    2001        $125,154           -0-            (1)               -0-
         (VP-Sourcing & Development         2000        $ 99,900           -0-            (1)         5,000 Shares(4)
         since 2000)

         Robert M. Pereira                  2001        $123,302           -0-            (1)          15,000 Shares
         CFO and Treasurer since
         November 2000)

----------
1) Other annual compensation, if any, did not exceed the lesser of $50,000 or 10% of salary and bonus.

2) An option for 1,449 shares was granted in 2001 to Mr. Riedman and to each of the other directors of the Company who was not a full-time employee, as part of his annual retainer and not as part of his compensation.

(3) Options for 50,000 shares each were granted in 1999 and 2000 to Riedman Corporation of which James R. Riedman is President, in connection with guaranties provided by Riedman Corporation for certain bank financing for the Company.

(4) The Company in 2000 also entered into a deferred compensation agreement with Mr. Pfander whereby it will pay him $100,000 during the first year following his retirement after age 65.


                        Option Grants In Last Fiscal Year

                         Number of Shares        Percent of Total
                            Underlying          Options Granted to       Exercise Price
       Name              Options Granted     Employees in Fiscal Year       Per Share       Expiration Date
       ----              ---------------     ------------------------       ---------       ---------------
James R. Riedman               (1)                      (1)                    (1)                (1)

Robert M. Pereira             15,000                    60%                   $3.45              9/5/11

-------
(1) An option for 1,449 shares was granted in 2001 to Mr. Riedman and each of the other directors of the Company who is not full-time employee, as part of his annual retainer fee as director. The Company does not deem this option to Mr. Riedman as compensation for his services as CEO.

                 Aggregated Option Exercises In Last Fiscal Year
                     And Fiscal Year End (FYE) Option Values

                                                          Number of Unexercised Shares        Value of Unexercised
                                                            Underlying Options at FYE     In-the-Money Options at FYE
                       Shares Acquired        Value               Exercisable/                    Exercisable/
    Name                 On Exercise        Realized             Unexercisable                   Unexercisable
    ----                 -----------        --------             -------------                   -------------
James R. Riedman             -0-               -0-                   -0-(1)                          -0-(1)

Greg A. Tunney               -0-               -0-               25,000/25,000                     $24,750

Wilhelm Pfander              -0-               -0-               2,500/2,500                       $ 2,475

Robert M. Pereira            -0-               -0-               7,500/7,500                       $ 7,425

----------
(1)  See footnote (1) to preceding table.

     The Market price of Daniel Green Company stock reached a high of $4.59 in 2001. Accordingly, at year end, the options held by the above named executive officers became vested and exercisable for the number of shares indicated. Mr. Tunney's and Mr. Pfander's options are exercisable at $3.56 per share as to 50% when the market price reaches $4.50, as to 75% when it reaches $5.50 and as to 100% when it reaches $6.50. Mr. Pereira's option is exercisable at $3.45 per share as to 50% when the market reaches $4.50, as to 75% when it reaches $5.50 and as to 100% when it reaches $6.50. The market price increased above $6.50 subsequent to year end resulting in the vesting of all option shares as indicated under "Security Ownership of Certain Beneficial Owners and Management."


                 Certain Relationships And Related Transactions

     Riedman Corporation, a holding company which, until January, 2000, included a commercial insurance agency, obtained property and casualty insurance for the Company. During 1999 and 2000, the Company paid approximately $234,700 and $162,569, respectively, for such insurance coverage. Riedman Corporation's total fees in connection with these transactions were less than approximately $21,476 for 1999 and $30,000 for 2000.

     In connection with the bank financing for its acquisition of Penobscot Shoe Company and the resulting dissenters' action, the Company twice required the guaranties of Riedman Corporation. In consideration therefor, the Board of Directors (Mr. Riedman abstaining) granted Riedman Corporation two options for 50,000 shares each to purchase Daniel Green common stock for 10 years. The first was given on September 1, 1999 and has an exercise price of $4.75 per share, $1.00 per share more than the market price on that date. The second was given on January 19, 2001 and has an exercise price of $4.00 per share, the market price on that date.

     In order to assist the Company with its working capital requirements, Mr. Riedman loaned the Company $750,000 on April 11, 2001. The note evidencing the indebtedness is due in one year and is convertible into 203,804 shares of common stock at $3.68, the market price of the stock on that date. At the same time, Mr. Riedman was granted an option to purchase 25,000 shares for 10 years at $3.68 per share. The Company's continuing cash requirements necessitated an increase in the Company's bank line and on June 1, 2001 Mr. Riedman guaranteed a portion thereof for which he was granted an option to purchase 50,000 shares for 10 years at $3.50 per share, the market price of the stock on that date.

     Mr. Riedman assigned the $750,000 note to an affiliated entity of which he and his children are members. Mr. Riedman has indicated to the Company that he proposes to have the Company pay all interest due on the note to date of maturity (April 10, 2002) and to have the affiliated entity convert the note to 203,804 shares of common stock.

     On June 1, 2001 the Board of Directors of the Company and the Retirement Committee of the Retirement Plan approved the Company's sale and the Plan's purchase of 391,297 newly issued shares of common stock at $5.15 per share ($2,015,180 aggregate) the "fair market price" determined by an independent appraisal company. The shares will be allocated to the accounts of Retirement Plan participants (Company employees) annually over seven years. The funds for the purchase were transferred to the Retirement Plan from surplus funds remaining after termination of the pension plan of the Company's subsidiary, Penobscot Shoe Company. Messrs. Riedman and DePerrior are members of the Retirement Committee which has the right to vote the Retirement Plan's shares which include 56,834 shares previously acquired by the Retirement Plan and 391,297 shares purchased on June 1, a total of 448,131.


             Section 16(a) Beneficial Ownership Reporting Compliance

     Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors and executive officers and persons who hold more than 10% of its Common Stock to file with the Securities and Exchange Commission (the "SEC") reports of ownership and changes in ownership of Common Stock. Officers, directors and greater-than-10% shareholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file.

     Based solely on review of the copies of such reports furnished to the Company or written representations that no other reports were required, the Company believes that, with respect to its 2001 fiscal year, all filing requirements applicable to the Company's officers, directors and greater-than-10% shareholders were complied with.

             PROPOSAL 2 - RATIFICATION OF THE SELECTION OF AUDITORS

     The Company's consolidated financial statements for the year ended December 31, 2001 were audited by Deloitte & Touche LLP ("Deloitte"), independent certified public accountants. Deloitte (or a predecessor firm) has served as the Company's independent auditors since 1973. The Board of Directors, on the recommendation of the Audit Committee, has appointed Deloitte as the independent auditors of the Company for 2002, subject to ratification by the stockholders.

     A representative of Deloitte will be present at the meeting to answer questions and make a statement if he desires to do so.

     The Board of Directors recommends a vote FOR the ratification of its selection of Deloitte & Touche LLP as the Company's independent auditors. In the event that stockholders do not ratify the appointment, the appointment will be reconsidered by the Audit Committee and the Board of Directors.


                          Report of the Audit Committee

     The Audit Committee has reviewed and discussed with management the Company's consolidated financial statements audited by Deloitte. It has also discussed with Deloitte the matters required to be discussed by Statement on Auditing Standards 61 including the role of the auditor, the Company's significant accounting policies, the methodology used by management in making significant accounting estimates and the basis for the auditor's conclusions regarding the reasonableness of those estimates, the methodology used by management in making significant adjustments in the financial statements, any disagreements with management over the application of accounting principles, the basis for management's accounting estimates and the disclosures in the financial statements, any difficulties encountered in performing the audit, and certain other matters. Deloitte has provided the Committee with the written disclosures and letter required by Independent Standards Board Statement No. 1 and the Committee has discussed with Deloitte, Deloitte's independence. Based on the review and discussions mentioned, the Audit Committee recommended to the Board of Directors that the audited consolidated financial statements be included in the Company's Annual Report on Form 10-KSB for 2001 for filing with the Securities Exchange Commission.

                                                  Respectfully submitted,

                                                  The Audit Committee
                                                  Edward Bloomberg
                                                  Gregory Harden
                                                  Gary Pflugfelder

Audit Fees

     The aggregate fees billed by Deloitte for professional services rendered for the audit of the Company's annual financial statements for the fiscal year ended December 31, 2001 and for the reviews of the financial statements included in the Company's Quarterly Reports on Form 10-QSB ("Audit Fees") for that fiscal year were $__________.


Financial Information Systems Design and Implementation Fees

     Deloitte did not perform professional services for information technology services relating to financial information systems design and implementation ("IT Fees") for the fiscal year ended December 31, 2001.


All Other Fees

     The aggregate fees billed by Deloitte for services rendered to the Company, other than the services for which "Audit Fees" and "IT Fees" were charged for the fiscal year ended December 31, 2001 were $_________.

The Audit Committee has considered whether the provision of non-audit services is compatible with maintaining the principal accountant's independence.


               III. REINCORPORATION OF THE COMPANY IN DELAWARE AND
                CHANGE OF NAME TO "AMERICAN FOOTWEAR GROUP, INC."

                             General/Change of Name

     The Board of Directors has approved and, for the reasons described below, recommends that the Company's stockholders approve the reincorporation of the Company in Delaware and the change of its name to "Freedom Footwear Group, Inc." (the "Reincorporation/Renaming Proposal"). The action would be accomplished through the merger of the Company, a Massachusetts corporation, with and into its wholly owned subsidiary, Freedom Footwear Group, Inc., a Delaware corporation, which would be the survivor.

     Apart from the reasons for making the Company subject to Delaware law as opposed to Massachusetts law which currently applies, the Company wishes to change its name. On December 28, 2001 the Company sold to Elan-Polo, Inc. its slipper business, including its Daniel Green and L.B. Evans brands. Thus it is appropriate (and necessary) for the Company to adopt a new name. Management believes that "Freedom Footwear Group, Inc." better encompasses both its remaining brands and those which it may develop or acquire hereafter.

     The stockholders are asked to approve the Agreement and Plan of Merger (the "Merger Agreement"), a copy of which is attached hereto as Appendix A, and the other related agreements and actions further described below. Stockholders are urged to read carefully the following sections of this Proxy Statement, including the related appendices, before voting on the Reincorporation/Renaming Proposal.

     Under the Merger Agreement, the Company will be merged into a wholly owned subsidiary, Freedom Footwear Group, Inc., incorporated in Delaware. The Certificate of Merger provides that Freedom Footwear Group, Inc. will be the surviving corporation. Upon completion of the merger, each outstanding share of the Company's Common Stock, par value $2.50 per share, will automatically be converted into one share of Freedom Footwear Group, Inc. Common Stock, par value $.01 per share ("Freedom Footwear Group Common Stock"). Each certificate representing issued and outstanding shares of the Company's Common Stock (other than shares of the Company's Common Stock in respect of which dissenters' rights shall have been properly exercised), together with rights to purchase Common Stock, will continue to represent the same number of shares of Common Stock and rights to purchase Common Stock of Freedom Footwear Group, Inc.

     Upon the effectiveness of the merger, it will not be necessary for stockholders of the Company to exchange their existing stock certificates for stock certificates of Freedom Footwear Group. Delivery of stock certificates issued by the Company prior to the merger will constitute "good delivery" of shares in transactions subsequent to the merger. When presently outstanding certificates are presented for transfer after the merger, new certificates for stock of Freedom Footwear Group will be issued. New certificates will also be issued upon the request of any stockholder, subject to normal requirements as to proper endorsement, signature guarantee, if required, and payment of applicable taxes.

     All obligations under all employee benefit plans of the Company will also be assumed by Freedom Footwear Group, including, without limitation, obligations under the Company's (i) Retirement Savings Partnership Plan, (ii) 1995 Stock Incentive Plan and (iii) the 2001 Long-Term Incentive Plan. Under Massachusetts law, the affirmative vote of two-thirds of the outstanding shares of the Company's Common Stock is required for approval of the Merger Agreement and the other terms of the Reincorporation/Renaming Proposal. See "Reincorporation of the Company in Delaware - Vote Required for the Reincorporation." No other approval is required for the Reincorporation/Renaming Proposal. If approved by the stockholders at the upcoming Annual Meeting, it is anticipated that the Reincorporation/Renaming Proposal will become effective at the earliest practicable date (the "Effective Date"); however, pursuant to the Merger Agreement, the merger may be delayed or abandoned or the Merger Agreement may be amended prior to the Effective Date, if the Board of Directors deems it inadvisable to proceed as contemplated herein, except that the principal terms may not be amended without stockholder approval.

     This discussion is qualified in its entirety by reference to the Merger Agreement, the Certificate of Incorporation of Freedom Footwear Group (the "Certificate of Incorporation") and the by-laws of Freedom Footwear Group (the "By-laws"), copies of which are attached hereto as Appendices A, B and C, respectively. In the Certificate of Incorporation, Freedom Footwear Group will have 6,000,000 shares of Common Stock, par value $.01 per share, and 1,000 shares of Preferred Stock, par value $.01 per share, authorized. The Company currently has 4,000,000 shares of Common Stock, par value $2.50 per share, and no shares of Preferred Stock authorized. The Board of Directors determined last year not to implement the increase in authorized shares approved by the stockholders at the 2001 annual meeting in light of developments which have lead to the Reincorporation/Renaming Proposal.

     Approval by stockholders of the Reincorporation/Renaming Proposal will constitute approval of the Merger Agreement, the Certificate of Incorporation and the By-laws, copies of which are set forth as Appendices A, B and C, respectively, to this Proxy Statement.


                      Principal Reasons for Reincorporation

     Reincorporation will allow the Company to take advantage of the highly developed body of statutory and case law available in Delaware. By contrast, the Massachusetts corporation laws are divided into several different chapters adopted at different times with overlapping and sometimes confusing provisions. While attempts have been and may in the future be made to reform these provisions, there is no assurance that such laws will be successfully reformed. For many years, Delaware has followed a policy of encouraging incorporation in that state and, in furtherance of that policy, has long been a leader in adopting, construing and implementing comprehensive, modern and flexible corporate laws responsive to the legal and business needs of corporations organized under its laws. Many major American corporations have initially chosen Delaware for their state of incorporation or have subsequently reincorporated in Delaware in a manner similar to that proposed. Both the legislature and courts in Delaware have demonstrated an ability and a willingness to act quickly and effectively to meet changing business needs. Its court system has been responsive to requests for interpretation and clarification of corporate laws and of issues involving the rights and obligations of directors, officers and stockholders. Moreover, the Delaware courts have rendered a substantial number of decisions interpreting and explaining Delaware law, thereby providing greater predictability with respect to corporate legal affairs. While both Delaware and Massachusetts corporations may include a provision in their charter documents which reduces or limits the liability of directors in certain circumstances, Delaware case law is more developed than Massachusetts case law on this issue and therefore more useful in providing guidance in this regard. The Company believes that these provisions should enable it to continue to attract and retain qualified directors.


     No Change of Board Members, Business Management, Location of Principal
      Offices or Employee Plans; Change in Authorized Shares and Par Value

     The Reincorporation/Renaming Proposal will effect a change in the legal domicile of the Company and other changes of a legal nature, the material aspects of which are described in this Proxy Statement. The number of outstanding shares will remain unchanged. Reincorporation will NOT result in any significant change in the Company's business, management, fiscal year, location of principal executive offices, telephone number, net worth, assets or liabilities. All employee benefit plans of the Company will be continued by Freedom Footwear Group, and all shares of Common Stock outstanding and rights and options to purchase shares of Common Stock will automatically be converted into, or become exercisable for the same number of shares of, Freedom Footwear Group Common Stock at the same exercise prices per share and otherwise upon the same terms and subject to the same conditions as in effect prior to the reincorporation. After completion of the merger, Freedom Footwear Group will have the same number of outstanding shares of Common Stock as the Company currently has. The authorized shares, however, shall be changed from 4,000,000 shares of Common Stock, par value $2.50 per share to 6,000,000 shares of Common Stock, par value $.01 per share and an additional 1,000 shares of Preferred Stock, par value $.01 per share, the terms of which shall be determined by the Board of Directors.


                             Possible Disadvantages

     Despite the belief of the Board of Directors that the Reincorporation Proposal is in the best interests of the Company and its stockholders, there are certain differences in the substantive rights and protections afforded to stockholders under Delaware and Massachusetts law. In addition, franchise taxes in Delaware will be greater than in Massachusetts. For a comparison of stockholders' rights and powers of management under Delaware and Massachusetts law, see "Significant Differences Between Corporation Laws of Massachusetts and Delaware" below.


             Significant Differences Between the Corporation Laws of
                           Massachusetts and Delaware

     Pursuant to the Merger Agreement, upon consummation of the merger, the Company will be governed by Delaware law and by the Freedom Footwear Group, Inc. Certificate of Incorporation and By-laws. The corporation laws of Massachusetts and Delaware differ in certain respects. The principal differences which could materially affect the rights of stockholders are summarized below. The following discussion summarizes the more important differences in the corporation laws of Delaware and Massachusetts and does not purport to be an exhaustive discussion of all of the differences. Such differences can only be determined in full by reference to the Massachusetts General Laws and to the Delaware General Corporation Law and to the case law interpreting these statutes. In addition, both Massachusetts and Delaware law provide that many of the statutory provisions, as they affect various rights of holders of shares, may be modified by provisions in the charter or bylaws of the corporation (collectively, "constituent documents").

Exculpation of Directors

     Under Massachusetts law, a corporation's articles of organization may limit the personal liability of its directors for breaches of their fiduciary duties. This limitation is generally unavailable for acts or omission by a director that
(i) were in violation of such director's duty of loyalty, (ii) were in bad faith or that involved intentional misconduct or a knowing violation of law or (iii) involved a financial profit or other advantage to which the director was not legally entitled. Massachusetts law also prohibits the elimination or limitation of director liability for unauthorized loans to insiders or distributions that occur when a corporation is, or that render a corporation, insolvent.

     Delaware law permits a corporation to provide in its certificate of incorporation that a director shall not be personally liable for monetary damages stemming from breaches of fiduciary duties. Under Delaware law, a charter provision limiting director liability cannot relieve a director of personal liability for (i) any breach of the director's duty of loyalty to the corporation or its stockholders, (ii) acts or omissions not in good faith or that involve intentional misconduct or a knowing violation of law, (iii) unlawful payment of dividends or unlawful repurchases or redemptions of stock or
(iv) any transactions from which the director derived an improper personal benefit.

     The Articles of Organization of the Company and the Certificate of Incorporation of Freedom Footwear Group, Inc. provide for limitations on director's liability as permitted by Massachusetts and Delaware law, respectively.

Indemnification of Directors, Officers and Others

     Delaware law generally permits indemnification of officers, directors, employees and agents of a Delaware corporation against expenses (including attorneys' fees) incurred in connection with a derivative action and against expenses (including attorney's fees), judgments, fines and amounts paid in settlements incurred in connection with a third party action, provided there is a determination by a majority vote of disinterested directors or independent legal counsel or the stockholders that the person seeking indemnification acted in good faith and in a manner reasonably believed to be in, or not opposed to, the best interests of the corporation (and, with respect to any third party criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful). However, when the individual being indemnified has successfully defended the action on the merits or otherwise, Delaware law requires indemnification. In addition, without court approval no indemnification may be made in respect of any derivative action in which such person is adjudged liable to the corporation. Finally, Delaware law, unlike Massachusetts law, does not permit a corporation to indemnify persons against judgments in actions brought by or in the right of the corporation (although it does permit indemnification in such situations if approved by the Delaware Court of Chancery and for expenses of such actions).

     Massachusetts law similarly permits indemnification of expenses in a derivative or third party action, except that no indemnification shall be provided for any person with respect to any matter as to which he shall have been adjudicated not to have acted in good faith in the reasonable belief that his action was in the best interests of the corporation or, to the extent that such matter relates to service with respect to any employee benefit plan, in the best interests of the participants or beneficiaries of such benefit plan. Such indemnification is permitted to the extent authorized in the corporation's constituent documents or as set forth in a stockholders' vote.

     Expenses incurred by an officer or director in defending an action may be paid in advance under Delaware and Massachusetts law if such director or officer undertakes to repay such amounts should it be determined ultimately that he is not entitled to indemnification. Delaware law also permits the advancement of expenses to employees and agents of the corporation without such an undertaking to repay such amounts. In addition, both Delaware and Massachusetts law permit a corporation to purchase indemnity insurance for the benefit of its officers, directors, employees and agents whether or not the corporation would have the power to indemnify against the liability covered by the policy.

     The SEC has expressed its position that the indemnification of directors, officers and controlling persons against liabilities arising under the Securities Act, is against public policy as expressed in the Securities Act and is, therefore, unenforceable.

     The indemnification and limitation of liability provisions of Massachusetts law, and not Delaware law, will apply to actions of the Company's directors, officers, employees and agents taken prior to its merger into Freedom Footwear Group, Inc.

Approval of Business Combinations and Asset Sales: State Law

     Massachusetts law generally requires approval of mergers and consolidations and sales, mortgages, leases or exchanges of all or substantially all of a corporation's property by a vote of two-thirds of the shares of each class of stock outstanding and entitled to vote thereon, except that (i) the articles of organization may provide for a vote of a lesser proportion but not less than a majority of each such class and (ii) unless required by the corporation's articles of organization, an agreement providing for a merger need not be submitted to the stockholders of a corporation surviving a merger but may be approved by vote of its directors if (a) the agreement of merger does not change the name, the amount of shares authorized of any class of stock or other provisions of the articles of organization of such corporation, (b) the authorized unissued shares or shares held in the treasury of such corporation of any class of stock of such corporation to be issued or delivered pursuant to the agreement of merger do not exceed 15% of the shares of such corporation of the same class outstanding immediately prior to the effective date of the merger, and (c) the issue by vote of the directors of any unissued stock to be issued pursuant to the agreement of merger has been authorized in accordance with the provision of Massachusetts law governing the issue of authorized but unissued capital stock. The Articles of Organization of the Company provide that in any merger or consolidation the approval of two-thirds of the shares of each class of stock outstanding and entitled to vote is required.

     Delaware law generally requires that mergers and consolidations, and sales, leases or exchanges of all or substantially all of a corporation's property and assets, be approved both by the directors and by a vote of the holders of a majority of the outstanding stock entitled to vote, though a corporation's certificate of incorporation may require a greater-than-majority vote. The Certificate of Incorporation of Freedom Footwear Group will not so provide. Under Delaware law, a corporation that is the surviving corporation in a merger need not have stockholder approval for the merger if (i) each share of the surviving corporation's stock outstanding prior to the merger remains outstanding in identical form after the merger, (ii) there is no amendment to its certificate of incorporation and (iii) the consideration going to stockholders of the non-surviving corporation is not common stock (or securities convertible into common stock) of the surviving corporation or, if it is such stock or securities convertible into such stock, the aggregate number of shares of common stock actually issued or delivered, or initially issuable upon conversion, does not exceed 20% of the shares of the surviving corporation's common stock outstanding immediately prior to the effective date of the merger.

Action By Consent of Stockholders

     Under Massachusetts law, any action to be taken by stockholders may be taken without a meeting only if all stockholders entitled to vote on the matter consent to the action in writing, and a corporation may not provide otherwise in its charter documents or by-laws.

     Under Delaware law, unless otherwise provided in the certificate of incorporation, any action to be taken by the stockholders may be taken without a meeting, without prior notice and without a vote, if the stockholders having the number of votes that would be necessary to take such action at a meeting at which all of the stockholders were present and voted consent to the action in writing. The Freedom Footwear Group Certificate of Incorporation provides that stockholder action by written consent is not allowed.

Dissenters' Rights

     Under Massachusetts law, unless a vote of the stockholders was not required to approve the action, dissenting stockholders who follow prescribed statutory procedures are entitled to receive the appraised value of their shares in connection with any merger or sale of substantially all the assets of a corporation and in connection with certain mergers, reclassifications and other transactions which may adversely affect the rights or preferences of stockholders. There will be such dissenters' rights for the merger being voted on in connection with the Reincorporation/Renaming Proposal. See "Rights of Appraisal" below.

     Delaware law provides similar rights in the case of a merger or consolidation of a corporation except that such rights are not provided when a corporation will survive the merger or consolidation and no vote of its stockholders is required to approve the merger. Also, such rights are not provided as to shares of a corporation listed on a national securities exchange, designated as a national market system security on an inter-dealer quotation system by the National Association of Securities Dealers, Inc. or held of record by more than 2,000 stockholders where such stockholders are required to accept in such a merger only (i) shares of the surviving or resulting corporation, (ii) shares of a corporation listed on a national securities exchange or held of record by more than 2,000 holders, (iii) cash in lieu of fractional shares, or
(iv) any combination thereof. Delaware law does not provide dissenters' rights in connection with sales of substantially all of the assets of a corporation, reclassifications of stock or other amendments to the certificate of incorporation which adversely affect a class of stock; provided, however, that a corporation may provide in its certificate of incorporation that appraisal rights shall be available as a result of an amendment to its certificate of incorporation, a merger or a sale of all or substantially all of its assets. Freedom Footwear Group's Certificate of Incorporation, however, does not provide for the appraisal rights described in the preceding sentence.

Interested Director Transactions

     Delaware law provides that no transaction between a corporation and a director or officer or any entity in which any of them have an interest, is void or voidable solely for that reason, solely because the director or officer is present at or participates in the meeting of the board or committee which authorizes the contract or transaction, or solely because his or their votes are counted for such purpose if (i) after full disclosure of the material facts as to the interested director's or officer's relationship or interest and as to the transaction, the transaction is approved by the disinterested directors, which may be less than a quorum, or the stockholders or (ii) the transaction is fair to the corporation at the time it is approved. Delaware law also permits interested directors to be counted in determining the presence of a quorum at a meeting of the board or of a committee that authorizes an interested director or officer transaction.

     Massachusetts law contains no provision comparable to that of Delaware, expressly providing only that directors who vote for and officers who knowingly participate in loans to officers or directors are jointly and severally liable to the corporation for any part of the loan which is not repaid, unless (i) a majority of the directors who are not direct or indirect recipients of such loans or (ii) the holders of a majority of the shares entitled to vote for such directors, have approved or ratified the loan as one which in the judgment of such directors or stockholders, as the case may be, may reasonably be expected to benefit the corporation.

Anti-Takeover Statutes

     Business Combination Statutes. Delaware's "business combination" statute is substantially similar to its Massachusetts counterpart. However, whereas Delaware law provides that, if a person acquires 15% or more of the stock of a Delaware corporation without the approval of the board of directors of that corporation, such person may not engage in certain transactions with the corporation for a period of three years, in Massachusetts, the threshold is only 5%, with certain persons being excluded. Both the Delaware and Massachusetts statutes include certain exceptions to this prohibition. If, for example, the board of directors approves the stock acquisition or the transaction prior to the time that the person becomes an interested stockholder, or if the interested stockholder acquires 85% (under the Delaware statute) or 90% (under the Massachusetts statute) of the voting stock of the corporation (excluding voting stock owned by directors who are also officers and by certain employee stock plans) in one transaction, or if the transaction is approved by the board of directors and by the affirmative vote of two- thirds of the outstanding voting stock that is not owned by the interested stockholder, then the prohibition on business combinations is not applicable.

     Massachusetts Control Share Acquisition Statute. Under the Massachusetts Control Share Acquisition statute for Massachusetts corporations, a person who acquires beneficial ownership of shares of stock of a corporation in a threshold amount equal to or greater than one-fifth, one-third, or a majority of the voting stock of the corporation (a "control share acquisition") must obtain the approval of a majority of shares entitled to vote generally in the election of directors (excluding (i) any shares owned by such person acquiring or proposing to acquire beneficial ownership of shares in a control share acquisition, (ii) any shares owned by any officer of the corporation and (iii) any shares owned by any employee of the corporation who is also a director of the corporation) in order to vote the shares that such person acquires in crossing the foregoing thresholds. The statute does not require that such person consummate the purchase before the stockholder vote is taken. Certain transactions are excluded from the definition of "control share acquisition," including shares acquired pursuant to a tender offer, merger or consolidation if the transaction is pursuant to an agreement of merger or consolidation to which the corporation issuing the shares is a party.

     The Massachusetts Control Share Acquisition statute permits, to the extent authorized by a corporation's constituent documents, redemption of all shares acquired by an acquiring person in a control share acquisition for fair value (which is to be determined in accordance with procedures adopted by the corporation) if (i) no control acquisition statement is delivered by the acquiring person or (ii) a control share acquisition statement has been delivered and voting rights were not authorized for such shares by the stockholders in accordance with applicable law.

     The Massachusetts Control Share Acquisition statute permits a Massachusetts corporation to elect not to be governed by the statute's provisions, by including a provision in the corporation's articles of organization or by-laws pursuant to which the corporation opts out of the statute. The Company did not opt out of this statute.

     Delaware does not have a similar statute.

Dividends and Stock Repurchases

     Under Massachusetts law, the directors of a corporation will be jointly and severally liable if a payment of dividends or a repurchase of a corporation's stock is (i) made when the corporation is insolvent, (ii) renders the corporation insolvent or (iii) violates the corporation's articles of organization. Stockholders to whom a corporation makes any distribution (except a distribution of stock of the corporation) if the corporation is, or is thereby rendered, insolvent, are liable to the corporation for the amount of such distribution made, or for the amount of such distribution which exceeds the amount which could have been made without rendering the corporation insolvent, but in either event only to the extent of the amount paid or distributed to them, respectively. In such event, a stockholder who pays more than such holder's proportionate share of such distribution or excess shall have a claim for contribution against the other stockholders.

     Under Delaware law, the directors of a corporation are jointly and severally liable for negligently or willfully making improper dividend payments, stock repurchases or redemptions. Directors held to be liable pursuant to this provision of Delaware law are entitled to be subrogated to the rights of the corporation against stockholders receiving dividends on, or assets for the sale or redemption of, their stock with knowledge that such dividend, repurchase or redemption was unlawful. Under Delaware law, a corporation generally is permitted to declare and pay dividends out of surplus or out of net profits for the current and/or preceding fiscal year, provided that the capital of the corporation is not less than the aggregate amount of capital represented by the issued and outstanding stock of all classes having a preference upon the distribution of assets. For purposes of declaring and paying dividends, the board of directors of a Delaware corporation may increase the corporation's surplus pursuant to a revaluation thereto in accordance with Delaware law. In addition, a corporation may generally redeem or repurchase shares of its stock if the capital of the corporation is not impaired and if such redemption or repurchase will not impair the capital of the corporation.

Inspection Rights

     Inspection rights under Delaware law are more extensive than under Massachusetts law. Under Massachusetts law, a corporation's stockholders have a right to inspect only the corporation's charter, by-laws, records of all meetings of incorporators and stockholders and transfer records. Under Delaware law, stockholders, upon the demonstration of a proper purpose, have the right to inspect a corporation's stock ledger, stockholder lists and other books and records.

Annual Meeting of Stockholders

     Under Massachusetts law, the notice of the annual meeting must contain the purpose of the meeting, while the purpose of the annual meeting need not be included in the notice of the annual meeting under Delaware law. The by-laws of the Company require that the notice of the annual meeting be given at least seven days before the meeting, while American Footwear Group's By-laws require that such notice be given at least ten days before the annual meeting.

Special Meetings of Stockholders

     A special meeting of stockholders of a Massachusetts corporation with a class of voting stock registered under the Securities Exchange Act of 1934, as amended, may be called by the holders of shares entitled to cast not less than 40% of the votes at the meeting. Stockholders of a Delaware corporation do not have a right to call special meetings unless it is conferred in the corporation's certificate of incorporation or by-laws. American Footwear Group's By-laws do not permit stockholders to call a special meeting.

Proxies

     Massachusetts law permits the authorization by a stockholder to vote by proxy to be valid for no more than six months. Delaware law permits a proxy to be valid for up to three years unless the proxy provides for a longer period.

Classified Board

     Massachusetts law requires, unless a corporation chooses otherwise, and Delaware law permits, but does not require, a board of directors to be divided into classes with each class having a term of office no longer than one year. Massachusetts law limits the term of directors on a classified board to five (5) years. Previously the Company's Board of Directors voted to opt out of the Massachusetts staggered board statute. American Footwear Group will not have a classified Board of Directors.

Removal of Directors

     Under Massachusetts law, any director or the entire board of directors may be removed, except as otherwise provided in the constituent documents, with or without cause, by the holders of a majority of the shares entitled to vote at an election of directors, except that directors of a class elected by a particular class of stockholders may be removed only by the vote of a majority of the shares of the particular class of stockholders entitled to vote for the election of such directors. In addition, a director may be removed for cause by a vote of the majority of the directors then in office.

     Under Delaware law, a director serving on a board which is not classified may be removed with or without cause by a majority of the outstanding shares entitled to vote at an election of directors. In the case of a Delaware corporation whose board is classified, holders of a majority of the outstanding shares entitled to vote at an election of directors may effect such removal only for cause unless the certificate of incorporation otherwise provides. Freedom Footwear Group will not have a classified Board of Directors, and its Certificate of Incorporation will not modify the statutory provision for removal of directors with or without cause, only by vote of a majority of the shares of stock outstanding and entitled to vote.

Change in Number of Directors

     Under Massachusetts law, the number of directors is determined in the manner provided in the corporation's by-laws. The board of directors may be enlarged by the stockholders or, if authorized by the bylaws, by vote of a majority of directors. The Company's by-laws fix the number of directors at not less than five nor more than eleven, the exact number within said limits to be fixed from time to time by the stockholders. The number of Directors of the Company is being fixed at seven at the Annual Meeting of Stockholders pursuant to this Proxy Statement.

     Under Delaware law, the number of directors shall be fixed by or in the manner provided in the by-laws unless the number of directors is fixed in the corporation's certificate of incorporation. The By-laws of Freedom Footwear Group require that it have three or more directors, the number of which shall be determined from time to time by the directors. Upon the consummation of its merger with the Company, Freedom Footwear Group will have seven directors.

Filling Vacancies on the Board of Directors

     Under Massachusetts law and the articles of organization, any vacancy in the board of directors, however occurring, including a vacancy resulting from enlargement of the board and any vacancy in any other office, may be filled in the manner prescribed in the by-laws, or, in the absence of any such provision in the by-laws, by the directors. The Company's by-laws allow the Board of Directors to fill vacancies on the Board.

     Under Delaware law, vacancies and newly created directorships may be filled by a majority of directors then in office, unless otherwise provided in the corporation's certificate of incorporation or by-laws, provided that if, at the time of filling any vacancy or newly created directorship, the directors then in office constitute less than a majority of the entire board as constituted immediately prior to any increase, the Delaware Court of Chancery may, upon application of any stockholder or stockholders holding at least 10% of the total number of shares at the time outstanding having the right to vote for such directors, summarily order an election to be held to fill any such vacancies or newly created directorships or to replace the directors chosen by the directors then in office.

Charter Amendments

     Under Massachusetts law, a majority vote of each class of stock outstanding and entitled to vote thereon is required to authorize an amendment of the articles of organization effecting one or more of the following: (i) an increase or reduction of the capital stock of any authorized class; (ii) a change in the par value of authorized shares with par value, or any class thereof, (iii) a change of authorized shares (or any class thereof) from shares with par value to shares without par value, or from shares without par value to shares with par value; (iv) certain changes in the number of authorized shares (or any class thereof); or (v) a corporate name change. Subject to certain conditions, a two-thirds vote of each class of stock outstanding and entitled to vote thereon is required to authorize any other amendment of the articles of organization, or, if the articles of organization so provide for a vote of a lesser proportion but not less than a majority of each class of stock outstanding and entitled to vote thereon. If any amendment requiring a two-thirds vote would adversely affect the rights of any class or series of stock, a two-thirds vote of such class voting separately, or a two- thirds vote of such series, voting together with any other series of the same class adversely affected in the same manner, is also necessary to authorize such amendment.

     Under Delaware law, charter amendments require the approval of the board of directors and both a general vote of a majority of all outstanding shares entitled to vote thereon, and a class vote of a majority of outstanding shares of each class entitled to vote as a class. In addition, Delaware law requires a class vote when, among other things, an amendment will adversely affect the powers, preferences or special rights of a particular class of stock. Under Delaware law, a provision in a corporation's certificate of incorporation requiring a supermajority vote of the Board of Directors or stockholders may be amended only by such supermajority vote.

     Both Delaware and Massachusetts law provide that the certificate of incorporation and articles of organization, respectively, may authorize one or more classes of stock and authorize the board of directors to fix the designations, preferences and relative participating, optional or other special rights, and qualifications, limitations or restrictions thereof as stated in a resolution of the board providing for the issue of such stock. The Company's Articles or Organization contain no such provision. The Certificate of Incorporation of Freedom Footwear Group does, with respect to preferred stock.

Amendments to By-Laws

     Both Delaware and Massachusetts law provide that stockholders may amend a corporation's by-laws and, if so provided in its charter, the board of directors may also have this power. Under Delaware law, the power to adopt, amend or repeal by-laws lies in the stockholders entitled to vote; provided, however, that any corporation may, in its certificate of incorporation, confer the power to adopt, amend or repeal by-laws upon the directors. Under Massachusetts law, the power to make, amend or repeal by-laws also lies in the stockholders entitled to vote; provided, that the directors may also make, amend or repeal the by-laws, except with respect to any provision which by law, the articles of organization or the by-laws requires action by the stockholders. Under both the Articles of Organization of the Company and the Certificate of Incorporation of Freedom Footwear Group, the directors are granted the power to amend their respective by-laws, subject to the qualifications described above. The By-laws of Freedom Footwear Group further prohibit the Board of Directors from amending the By-laws which have been amended by the stockholders. Certain By-laws of Freedom Footwear Group require a vote of two-thirds of the shares outstanding and entitled to vote to be amended. They include Bylaws defining a quorum for stockholder meetings and approval of actions, fixing the minimum and maximum number of directors, specifying the vote required for election of directors and determining those persons who have the right to call special meetings of the Board of Directors.

Voting Requirements and Quorums for Stockholder Meetings

     Under Massachusetts law and the Company's by-laws, a majority of the issued and outstanding stock entitled to vote at any meeting constitutes a quorum. Except for the election of directors and other fundamental matters such as mergers, consolidations and sale of substantially all the Company's assets, Massachusetts law does not prescribe the percentage vote required for stockholder action.

     Under the by-laws of the Company, a majority of the shares entitled to vote constitutes a quorum for the transaction of business. The Company's by-laws provide that (except where a larger vote is required by law, the Articles of Organization of the Company or the by-laws of the Company) action of the stockholders on any matter properly brought before a meeting requires, and may be effected by, the affirmative vote of the holders of a majority of the shares of stock present or represented and entitled to vote and voting on such matter.

     Under Delaware law, a majority of the issued and outstanding stock entitled to vote at any meeting of stockholders shall constitute a quorum for the transaction of business at such meeting, unless the certificate of incorporation or by-laws specify a different percentage, but in no event may a quorum consist of less than one third of the shares entitled to vote at the meeting. Under Delaware law, the affirmative vote of the majority of shares present in person or represented by proxy at a duly held meeting at which a quorum is present and entitled to vote on the subject matter is deemed to be the act of the stockholders, unless Delaware law, the certificate of incorporation or the by-laws specify a different voting requirement.

     Freedom Footwear Group By-laws provide that, except as otherwise provided by law or in the Certificate of Incorporation of Freedom Footwear Group or the Freedom Footwear Group By- laws, the holders of a majority of the shares entitled to vote at a meeting of the stockholders shall constitute a quorum for the transaction of business. The Freedom Footwear Group By-laws provide that when a quorum is present, action on a matter is approved by the affirmative vote of a majority of the total vote cast, unless the Certificate of Incorporation of Freedom Footwear Group or Delaware law requires a higher percentage of affirmative votes. The Freedom Footwear Group Certificate of Incorporation does not alter the statutory voting requirement for stockholder approval.

Business Conducted at Stockholder Meetings

     Neither the Articles of Organization nor the By-laws of the Company require a stockholder to give prior notice of business which he proposes to bring before an annual meeting of stockholders.

     The By-laws of New Daniel Green provide that at an annual meeting, subject to any other applicable requirements, a stockholder may properly bring a proposal before such Annual Meeting by giving timely prior written notice to the Secretary of Freedom Footwear Group of such stockholder's intention to bring such proposal before the meeting. To be timely, notice must be received by Freedom Footwear Group not less than 120 days prior to the anniversary date of the date of the Company's proxy statement to stockholders for the preceding year's annual meeting, subject to certain exceptions. The notice must contain certain information about such business and the stockholder who proposes to bring the business before the meeting, including a brief description of the business the stockholder proposes to bring before the meeting, the name and address of the stockholder proposing such business, the reasons for conducting the business at the meeting, the class and number of shares of stock of the Company beneficially owned by such stockholder, and any material interest of such stockholder in the business so proposed. If the Chairman of the Board of Directors determines that business was not properly brought before the meeting in accordance with the foregoing procedures, such business will not be conducted at the meeting. Under the American Footwear Group By-laws, the Chairman has the right to establish the rules for conduct of stockholder meetings.


         Certain Federal Income Tax Consequences of the Reincorporation

     The following is a discussion of certain federal income tax consequences to holders of the Company's Common Stock which will be converted to Freedom Footwear Group Common Stock as a result of the merger. The discussion does not address all of the tax consequences that may be relevant to particular stockholders in light of their own circumstances or to taxpayers subject to special treatment under the federal income tax laws (for example, insurance companies, financial institutions, broker-dealers, tax-exempt organizations, foreign entities and individuals who are not citizens or residents of the United States or who acquired their shares in compensatory transactions), and does not address any aspects of state, local or foreign law. In addition, the following discussion does not address the tax consequences of transactions prior to or after the merger (whether or not effected in connection with the merger.)

     The following discussion is based on the provisions of the Internal Revenue Code of 1986, as amended, the Treasury Regulations thereunder, and administrative rulings and judicial decisions in effect as of the date hereof. Subsequent legislative, administrative or judicial changes or interpretations could affect the accuracy of the statements or conclusions set forth herein. Any such change could apply retroactively. Each stockholder is urged to consult his or her own tax advisor as to the federal, state, local and foreign tax consequences of the merger.

     Neither the Company nor Freedom Footwear Group requested a ruling from the IRS with respect to the federal income tax consequences of the merger, nor obtained an opinion of counsel. The Company's management believes, nevertheless, that subject to the limitations, qualifications and exceptions herein, for federal income tax purposes:

          (1) No gain or loss will be recognized by the stockholders upon the conversion of the Company's Common Stock into Freedom Footwear Group Common Stock in the merger.

          (2) The aggregate tax basis of the shares of Freedom Footwear Group Common Stock held by each stockholder in the merger will equal the aggregate basis of the shares of the Company's Common Stock surrendered therefor.

          (3) The holding period of the Freedom Footwear Group Common Stock held by each stockholder in the merger will include the period during which the stockholder held the shares of the Company's Common Stock surrendered therefor, provided that such Company Common Stock was held by such stockholder as a capital asset at the time of the merger.

          (4) Neither the Company nor Freedom Footwear Group will recognize gain or loss upon the merger.


                         Dissenters' Rights of Appraisal

     Under Massachusetts law, stockholders of Massachusetts corporations have the right to dissent from corporate reorganizations, including a merger, and receive cash equal to the appraised value of their shares. See "Rights of Appraisal" for a more detailed description of those rights.


             Vote Required for the Reincorporation/Renaming Proposal

     Approval of the Reincorporation/Renaming Proposal, which includes approval of the Merger Agreement, the Certificate of Incorporation and the By-laws, will require the affirmative vote of two-thirds of the outstanding shares of the Company's Common Stock entitled to vote. Shares owned beneficially by management are sufficient to approve the Proposal.

     The Board of Directors considers the reincorporation to be advisable and in the best interests of the stockholders and recommends that you vote FOR approval of the Reincorporation/Renaming Proposal.


                               Rights of Appraisal

     The following summary of the rights of dissenting stockholders is qualified in its entirety by reference to the provisions of Sections 86 through 98, inclusive, of Chapter 156B of the General Laws of Massachusetts, a copy of which is attached hereto as Appendix D.

     Any stockholder (i) who files with the Company before the taking of the vote on the approval of the Reincorporation/Renaming Proposal written objection to the proposed action stating that such stockholder intends to demand payment for such stockholder's shares if the action is taken, and (ii) whose shares are not voted in favor of such action, has or may have the right to demand in writing from Freedom Footwear Group, Inc. within 20 days after the date of mailing to such stockholder of notice in writing that the corporate action has become effective, payment for his shares and an appraisal of the value thereof. Freedom Footwear Group, Inc. and any such stockholder shall in such case have the rights and duties and shall follow the procedure set forth in Sections 88 to 98, inclusive, of Chapter 156B of the General Laws of Massachusetts.

     A stockholder intending to exercise his dissenter's right to receive payment for such stockholder's shares must file with the Company written objection to the Reincorporation/Renaming Proposal before the taking of the vote by the stockholders on such Proposal and must not vote in favor of the Reincorporation/Renaming Proposal at the Annual Meeting. A stockholder's failure to vote against the Reincorporation/Renaming Proposal will not constitute a waiver of such stockholder's appraisal rights with respect to the Reincorporation/Renaming Proposal, provided that such stockholder does not vote in favor of the Reincorporation/Renaming Proposal; and provided, further, that a vote against the Reincorporation/Renaming Proposal without the filing of a written objection with the Company as described above will not be deemed to satisfy notice requirements under Massachusetts law with respect to appraisal rights. The written objection must state that the stockholder intends to demand payment for such stockholder's shares if the Reincorporation/Renaming Proposal is consummated. Within 10 days after the reincorporation becomes effective, Freedom Footwear Group, Inc. will give written notice of the effectiveness by registered or certified mail to each stockholder who filed a written objection and who did not vote in favor of the Reincorporation/Renaming Proposal. Within 20 days after the mailing of that notice, any stockholder to whom Freedom Footwear Group, Inc. was required to give that notice may make written demand for payment for such stockholder's shares from Freedom Footwear Group, Inc. and Freedom Footwear Group, Inc. will be required to pay to such stockholder the fair market value of such stockholder's shares within 30 days after the expiration of the 20-day period.

     If during the 30-day period Freedom Footwear Group, Inc. and the dissenting stockholder do not agree as to the fair value of the shares, Freedom Footwear Group, Inc. or the stockholder may, within four months after the end of the 30-day period, have the fair value of stock of all dissenting stockholders determined by judicial proceedings by filing a bill in equity in the Superior Court in New Castle County, Massachusetts. For the purposes of the Superior Court's determination, the value of the shares of the Company would be determined as of the date preceding the date of the vote of the stockholders approving the Reincorporation/Renaming Proposal and would be exclusive of any element of value arising from the expectation or accomplishment of the reincorporation. Upon making written demand for payment, the dissenting stockholder will not thereafter be entitled to notices of meetings of stockholders, to vote, or to dividends unless (i) no suit is filed within four months to determine the value of the stock, (ii) any suit is dismissed as to that stockholder, or (iii) the stockholder, with the written approval of American Footwear Group, withdraws the objection in writing.

     The enforcement by an objecting stockholder of his appraisal rights as set forth in Sections 85 through 98, inclusive, of Chapter 156B of the Massachusetts General Laws shall be an exclusive remedy except for the right of any such objecting stockholder to bring or maintain an appropriate proceeding to obtain relief on the ground that the merger will be or is illegal or fraudulent as to such objecting stockholder.

     The provisions of Sections 86 through 98 of Chapter 156B of the Massachusetts General Laws are technical in nature and are complex. Any stockholder desiring to exercise his appraisal rights should consult legal counsel for assistance since the failure to comply strictly with the provisions may nullify such appraisal rights.

     Notwithstanding the foregoing, the Merger Agreement provides that, if the Board of Directors deems it inadvisable to proceed as contemplated therein, the merger may be delayed or abandoned or the Merger Agreement may be amended, except that the principal terms may not be amended without stockholder approval.


                      IV. PROPOSALS FOR NEXT ANNUAL MEETING

     A stockholder proposal submitted for inclusion in the proxy and proxy statement relating to the next Annual Meeting of Stockholders of the Company must be received by the Company no later than November 30, 2003.

     STOCKHOLDERS OF RECORD AS OF THE CLOSE OF BUSINESS ON MARCH 8, 2002 AND BENEFICIAL OWNERS OF THE COMPANY'S COMMON STOCK ARE ENTITLED TO RECEIVE A COPY WITHOUT CHARGE OF THE COMPANY'S 2001 ANNUAL REPORT TO THE SEC ON FORM 10-KSB. STOCKHOLDERS WHO WISH TO RECEIVE A COPY OF THIS REPORT SHOULD WRITE TO: ROBERT
M. PEREIRA, CHIEF FINANCIAL OFFICER, DANIEL GREEN COMPANY, 450 NORTH MAIN STREET, OLD TOWN, MAINE 04468

                           GARY E. PFLUGFELDER, Clerk

March 29, 2002


APPENDICES:

A.  Agreement and Plan of Merger
B.  Certificate of Incorporation of Freedom Footwear Group
C.  By-Laws of Freedom Footwear Group
D. Provisions of the General Laws of Massachusetts Relating to the Rights of Dissenting Stockholders

                                   APPENDIX A

                          AGREEMENT AND PLAN OF MERGER

     AGREEMENT AND PLAN OF MERGER ("Merger Agreement"), dated as of February 27, 2002, by and between Daniel Green Company, a Massachusetts corporation (the "Company"), and Freedom Footwear Group, Inc., a Delaware corporation ("Freedom Footwear Group").

     WHEREAS, the Company is a corporation duly organized and existing under the laws of the Commonwealth of Massachusetts;

     WHEREAS, Freedom Footwear Group is a corporation duly organized and existing under the laws of the State of Delaware;

     WHEREAS, the Company has authority to issue 4,000,000 shares of Common Stock, par value $2.50 per share (the "Company's Common Stock"), of which 1,948,305 shares are issued and outstanding;

     WHEREAS, prior to the Effective Date of the Merger (as such terms are hereinafter defined), additional shares of the Company's Common Stock may be issued upon the exercise of rights or options to purchase the Company's Common Stock and pursuant to employee benefit plans of the Company;

     WHEREAS, Freedom Footwear Group has authority to issue 6,000,000 shares of Common Stock, par value $.01 per share (the "Delaware Common Stock") and 1,000 shares of preferred stock par value $.01 per share, (the "Delaware Preferred Stock");

     WHEREAS, one hundred (100) shares of the Delaware Common Stock are issued and outstanding, all of which are owned, beneficially and of record, by the Company;

     WHEREAS, the respective Board of Directors of the Company and Freedom Footwear Group have determined that, for the purpose of effecting the reincorporation of the Company in the State of Delaware, it is advisable and in the best interest of both corporations that the Company merge with and into Freedom Footwear Group upon the terms and conditions hereinafter provided and in accordance with the laws of the State of Delaware and the Commonwealth of Massachusetts in a transaction qualifying as a reorganization within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the "Code"); and

     WHEREAS, the respective Board of Directors of the Company and Freedom Footwear Group have unanimously approved this Merger Agreement and directed that this Merger Agreement be submitted to a vote of their respective stockholders for approval.

     NOW, THEREFORE, in consideration of the mutual agreements hereinafter set forth, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and American Footwear Group hereby agree as follows:

     1. Merger. Subject to the terms and conditions of this Merger Agreement, the Company shall be merged with and into Freedom Footwear Group (the "Merger") in accordance with Section 253 of the Delaware General Corporation Law ("DGCL") and Section 79 of the Massachusetts Business Corporation Law ("MBCL") such that Freedom Footwear Group shall be the surviving corporation (hereinafter referred to as the "Surviving Corporation"). The Merger shall become effective upon the date (the "Effective Date") on which a certified copy of this Merger Agreement or a Certificate of Merger, executed and acknowledged on behalf of Freedom Footwear Group and the Company, in accordance with the requirements of the DGCL and the MBCL, has been filed with the Delaware Secretary of State and the Massachusetts Secretary of State.

     2. Certificate of Incorporation. The Certificate of Incorporation of Freedom Footwear Group, as in effect on the Effective Date, shall be the Certificate of Incorporation of the Surviving Corporation without change or amendment, until thereafter amended in accordance with the provisions thereof and applicable laws.

     3. Directors, Officers and By-Laws. The directors of the Company immediately prior to the Effective Date shall be the directors of the Surviving Corporation, each to hold office in accordance with the Certificate of Incorporation and the By-Laws of the Surviving Corporation. The officers of the Company immediately prior to the Effective Date shall be the officers of the Surviving Corporation, each to hold office in accordance with the Certificate of Incorporation and the By-Laws of the Surviving Corporation, except that the person serving as Secretary of Freedom Footwear Group shall serve as Secretary of the Surviving Corporation and the position of Clerk of the Company shall no longer exist and any person serving in such position shall not continue as an officer of the Surviving Corporation. The By-Laws of Freedom Footwear Group, as in effect on the Effective Date, shall be the By-Laws of the Surviving Corporation without change or amendment until thereafter amended in accordance with the provisions thereof and applicable laws.

     4. Succession. From and after the Effective Date, the Surviving Corporation shall succeed, insofar as permitted by law, to all of the rights, assets, liabilities and obligations of the Company; and the title to any real estate vested by deed or otherwise, in either of the Company and/or the Surviving Corporation, shall not revert or be in any way impaired by reason of the Merger, but all rights of creditors and all liens on any property of either of said corporations shall be reserved unimpaired, and all debts, liabilities and duties of said corporations shall, as of the Effective Date, attach to the Surviving Corporation, and may be enforced against the Surviving Corporation to the same extent as if said debts, liabilities, and duties had been incurred or contracted by it, and any claim existing or action or proceeding pending by or against any of said corporations may be prosecuted as if the Merger had not taken place, or the Surviving Corporation may be substituted in its place. The employees and agents of the Company shall become the employees and agents of the Surviving Corporation and continue to be entitled to the same rights and benefits which they enjoyed as employees and agents of the Company.

     5. Further Assurances. From time to time as and when requested by the Surviving Corporation or by its successors and assigns, there shall be executed and delivered on behalf of the Company and/or the Surviving Corporation such deeds and other instruments, and there shall be taken or caused to be taken by it such further and other action, as shall be appropriate or necessary in order to vest, protect or confirm, of record or otherwise, in the Surviving Corporation the title to and possession of all property, interest, assets, right, privileges, immunities, powers, franchises, and authority of the Company, and otherwise to carry out the purposes of this Merger Agreement, and the officers and directors of the Surviving Corporation are fully authorized, in the name and on behalf of the Company, or otherwise, to take any and all such action and to execute and deliver any and all such deeds and other instruments.

     6. Conversion of Shares. Upon the Effective Date, each share of the Company's Common Stock issued and outstanding or held in the treasury of the Company immediately prior thereto (other than shares of the Company's Common Stock in respect of which dissenters' rights shall properly have been exercised in accordance with the MBCL) shall, by virtue of the Merger and without any action on the part of any holder thereof, be changed and converted into one fully paid and non assessable share of Delaware Common Stock.

          (a) Upon the Effective Date, the one hundred (100) shares of Delaware Common Stock currently issued and outstanding in the name of the Company shall be canceled and retired without any consideration being issued or paid therefor and shall resume the status of authorized and unissued shares of Delaware Common Stock, and no shares of Delaware Common Stock or other securities of the Surviving Corporation shall be issued in respect thereof.

          (b) Upon the Effective Date each outstanding option to purchase shares of the Company's Common Stock under the stock option plans of the Company (an "Old Option") and outstanding immediately prior to the Effective Date shall, by virtue of the Merger and without any action on the part of the holder thereof, be converted into and become an option (the "New Option") to purchase, upon the same terms and conditions, the number of shares of Delaware Common Stock which is equal to the same number of shares of Company's Common Stock which may be purchased under such Old Option. The exercise price per share under each New Option shall be equal to the exercise price per share immediately prior to the Effective Date with respect to each Old Option. All of the Company's stock option plans and stock options granted thereunder, outstanding immediately prior to the Effective Date are automatically amended to permit plan continuance and stock option continuance and conversion into those of the Surviving Corporation following the Merger notwithstanding any provisions heretofore contained in such plans or outstanding options providing for termination in the event of a merger in which the Company is not the surviving corporation.

          (c) Upon the Effective Date, all other outstanding stock rights in effect as of the Effective Date including, but not limited to, conversion rights under a certain Company Note for $750,000 shall be assumed by, and continue to be the obligation of, the Surviving Corporation.

     7. Stock Certificates. Upon the Effective Date, each certificate representing issued and outstanding shares of the Company's Common Stock (other than shares of the Company's Common Stock in respect of which dissenters' rights shall properly have been exercised in accordance with the MBCL) shall be deemed and treated for all purposes as representing the shares of Delaware Common Stock into which such shares of the Company's Common Stock have been converted. Each stockholder of the Company may, but is not required to, exchange any existing stock certificates representing shares of the Company's Common Stock for stock certificates representing the same number of shares of Delaware Common Stock. All shares of Delaware Common Stock into which shares of the Company's Common Stock shall have been converted pursuant to this Merger Agreement shall be deemed to have been issued in full satisfaction of all rights pertaining to such converted shares. When the Merger becomes effective, the holders of certificates representing the Company's Common Stock outstanding prior to the Effective Date (except for shares of the Company's Common Stock in respect of which dissenters' rights shall have been properly exercised in accordance with the MBCL) shall cease to have any rights with respect to such stock, and their sole rights shall be with respect to the Delaware Common Stock into which their shares of the Company's Common Stock are to be converted by the Merger. Upon the Effective Date, the stock transfer books of the Company shall be closed and no transfer of shares of the Company's Common Stock outstanding immediately prior to the Effective Date shall thereafter be made or consummated.

     8. Stockholder Approval. This Merger Agreement shall be submitted to a vote of the stockholders of the Company and the sole stockholder of Freedom Footwear Group in accordance with the laws of the Commonwealth of Massachusetts and the State of Delaware, respectively. In the event that this Merger Agreement shall be not approved by the requisite vote of holders of two-thirds of the Company's Common Stock outstanding and entitled to vote at the Company's year 2001 annual meeting or any adjournment thereof, this Merger Agreement shall thereupon be terminated without further action of the parties hereto.

     9. Plan of Reorganization. This Agreement is intended to be a plan of reorganization within the meaning of Section 368 (a) of the Code and the Treasury Regulations promulgated thereunder.

     10. Amendment. Subject to applicable law, this Merger Agreement may be amended, modified or supplemented by written agreement of the parties hereto at any time prior to the Effective Date with respect to any of the items contained herein.

     11. Abandonment. At any time before the Effective Date, this Merger Agreement may be terminated and the Merger may be abandoned by the Board of Directors of either American Footwear Group or the Company or both, notwithstanding the approval of this Merger Agreement by the stockholders of the Company or the sole stockholder of American Footwear Group.

     12. Governing Law. This Agreement shall be governed by, and construed in accordance with, the laws of the Commonwealth of Massachusetts, except to the extent the laws of the State of Delaware are required to apply to the Merger.

     IN WITNESS WHEREOF; this Merger Agreement is hereby executed on behalf of the Company and American Footwear Group by their respective duly authorized officers as of the date first written above.


                                         DANIEL GREEN COMPANY
                                         a Massachusetts corporation


                                         By: /s/ James R. Riedman
                                            -----------------------------------
                                         Name: James R. Riedman
                                         Title: Chairman and CEO


                                         FREEDOM FOOTWEAR GROUP, INC.
                                         a Delaware corporation


                                         By: /s/ Greg A. Tunney
                                            -----------------------------------
                                         Name: Greg A. Tunney
                                         Title: President

                                   APPENDIX B

                          CERTIFICATE OF INCORPORATION
                                       OF
                          FREEDOM FOOTWEAR GROUP, INC.


     FIRST: The name of the corporation is Freedom Footwear Group, Inc. (the "Corporation").

     SECOND: The Corporation's registered office in the State of Delaware is located at Corporation Trust Center, 1209 Orange Street, Wilmington (County of New Castle) Delaware 19801. The name of its registered agent at such address is The Corporation Trust Company.

     THIRD: The nature of the business of the Corporation and its purpose is to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of the State of Delaware.

     FOURTH: The total number of shares of all classes of stock which the Corporation shall have authority to issue is 6,001,000 shares, consisting of 6,000,000 shares of Common Stock, par value $.01 per share, and 1,000 shares of Preferred Stock, par value $.01 per share.

     The Preferred Stock may be issued at any time and from time to time in one or more series. The Board of Directors is hereby authorized to provide for the issuance of shares of Preferred Stock in series and, by filing a certificate of designation pursuant to the applicable provisions of the General Corporation Law of the State of Delaware (hereinafter referred to as a "Preferred Stock Certificate of Designation"), to establish from time to time the number of shares to be included in each such series, and to fix the designation, power, preferences and rights of shares of each such series and the qualifications, limitations and restrictions thereof.

     The authority of the Board of Directors with respect to each series of Preferred Stock shall include, but not be limited to, determination of the following:

          (a) the designation of the series, which may be by distinguishing number, letter or title;

          (b) the number of shares of the series, which number the Board of Directors may thereafter (except where otherwise provided in the applicable Preferred Stock Certificate of Designation) increase or decrease (but not below the number of shares thereof then outstanding);

          (c) whether dividends, if any, shall be cumulative or non-cumulative and the dividend rate of the series;

          (d) the dates on which dividends, if any, shall be payable;

          (e) the redemption rights and price or prices, if any, for shares of the series;

          (f) the terms and amount of any sinking fund provided for the purchase or redemption of shares of the series;

          (g) the amounts payable on shares of the series in the event of any voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Corporation;

          (h) whether the shares of the series shall be convertible or exchangeable into shares of any other class or series, or any other security, of the Corporation or any other corporation, and, if so, the specification of such other class or series or such other security, the conversion or exchange price or prices or rate or rates, any adjustments thereof, the date or dates as of which such shares shall be convertible or exchangeable and all other terms and conditions upon which such conversion or exchange may be made;

          (i) restrictions on the issuance of shares of the same series or of any other class or series;

          (j) the voting rights, if any, of the holders of shares of the series; and

          (k) such other terms and provisions as the Board of Directors may determine.

     FIFTH: The name and mailing address of the incorporator is as follows:

          Harry P. Messina, Jr.
          700 Crossroads Building
          Rochester, New York  14614

     SIXTH: The following provisions are inserted for the management of the business and for the conduct of the affairs of the Corporation and for the purpose of creating, defining, limiting and regulating the powers of the Corporation and its directors and stockholders:

          (a) The election of directors may be conducted in any manner approved by the Chairman at the time when the election is held and need not be by ballot.

          (b) All corporate powers and authority of the Corporation (except as at the time otherwise provided by law, by this Certificate of Incorporation or by the By-Laws) shall be vested in and exercised by the Board of Directors.

          (c) The Board of Directors shall have the power without the assent or vote of the stockholders to adopt, amend, alter or repeal the By-Laws of the Corporation, except to the extent that the By-Laws or this Certificate of Incorporation otherwise provide.

          (d) No director of the Corporation shall be liable to the Corporation or its stockholders for monetary damages for breach of his or her fiduciary duty as a director, provided that nothing contained in this Certificate of Incorporation shall eliminate or limit the liability of a director (i) for any breach of the director's duty of loyalty to the Corporation or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of the law, (iii) under Section 174 of the General Corporation Law of the State of Delaware or (iv) for any transaction from which the director derived an improper personal benefit.

          (e) No action required or permitted to be taken at a meeting of stockholders shall be taken by written consent.

     SEVENTH: The Corporation reserves the right to amend, alter, change or repeal any provision contained in this certificate in the manner now or hereafter prescribed by statute; and all rights herein conferred upon the stockholders are granted subject to this reservation.

     IN WITNESS WHEREOF, I, the undersigned, being the incorporator hereinabove named, for the purpose of forming a corporation pursuant to the General Corporation Law of the State of Delaware, do make and file this Certificate of Incorporation, hereby declaring and certifying that the facts herein stated are true, and accordingly have hereunto set my hand this 27th day of February, 2002.


                                         /s/ Harry P. Messina, Jr.
                                         -----------------------------------
                                         Harry P. Messina, Jr.

                                   APPENDIX C

                          FREEDOM FOOTWEAR GROUP, INC.
                            (a Delaware corporation)

                                     BY-LAWS
                         As adopted on February 27, 2002


                                    ARTICLE I

                                  STOCKHOLDERS

     Section 1.1 Annual Meetings. The annual meeting of the stockholders of the Corporation for the election of directors and for the transaction of such other business as properly may come before such meeting shall be held at such place, either within or without the State of Delaware, and at 10:00 a.m. local time on the first Thursday in May (or, if such day is a legal holiday, then on the next succeeding business day), or at such other date and hour, as may be fixed from time to time by resolution of the Board of Directors and set forth in the notice or waiver of notice of the meeting. [Sections 211(a), (b).](1)

     Section 1.2 Special Meetings. Special meetings of the stockholders may be called at any time by the Chairman (or, in the event of the Chairman's absence or disability, by the President or any Vice President) or the Board of Directors. Such special meetings of the stockholders shall be held at such places, within or without the State of Delaware, as shall be specified in the respective notices or waivers of notice thereof. [Section 211(d).] Except as otherwise required by law, special meetings of the stockholders cannot be called by the holders of Common Stock, but only by the Chairman of the Board or by the Board of Directors pursuant to a resolution adopted by a majority of the Entire Board, being the total number of authorized directors if there were no vacancies.

     Section 1.3 Notice of Meetings; Waiver. The Secretary or any Assistant Secretary shall cause written notice of the place, date and hour of each meeting of the stockholders, and, in the case of a special meeting, the purpose or purposes for which such meeting is called, to be given personally or by mail, not less than 10 nor more than 60 days prior to the meeting, to each stockholder of record entitled to vote at such meeting. If such notice is mailed, it shall be deemed to have been given to a stockholder when deposited in the United States mail, postage prepaid, directed to the stockholder at such stockholder's address as it appears on the record of stockholders of the Corporation, or, if such stockholder shall have filed with the Secretary of the Corporation a written request that notices to such stockholder be mailed to some other address, then directed to such stockholder at such other address. Such further notice shall be given as may be required by law.

----------
(1) Citations are to the General Corporation Law of the State of Delaware as in effect on February 1, 2002, and are inserted for reference only, and do not constitute a part of the By-Laws.

     No notice of any meeting of stockholders need be given to any stockholder who submits a signed waiver of notice, whether before or after the meeting. Neither the business to be transacted at, nor the purpose of, any regular or special meeting of the stockholders need be specified in a written waiver of notice. The attendance of any stockholder at a meeting of stockholders shall constitute a waiver of notice of such meeting, except when the stockholder attends a meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business on the ground that the meeting is not lawfully called or convened. [Sections 222, 229.]

     Section 1.4 Quorum. Except as otherwise required by law or by the Certificate of Incorporation, the presence in person or by proxy of the holders of record of a majority of the shares entitled to vote at a meeting of stockholders shall constitute a quorum for the transaction of business at such meeting. [Section 216.]

     Section 1.5 Voting. If, pursuant to Section 5.5 of these By-Laws, a record date has been fixed, every holder of record of shares entitled to vote at a meeting of stockholders shall be entitled to one vote for each share outstanding in such stockholder's name on the books of the Corporation at the close of business on such record date. If no record date has been fixed, then every holder of record of shares entitled to vote at a meeting of stockholders shall be entitled to one vote for each share of stock standing in such stockholder's name on the books of the Corporation at the close of business on the day next preceding the day on which notice of the meeting is given, or, if notice is waived, at the close of business on the day next preceding the day on which the meeting is held. Except as otherwise required by law or by the Certificate of Incorporation, the vote of a majority of the shares represented in person or by proxy at any meeting at which a quorum is present shall be sufficient for the transaction of any business at such meeting. [Sections 212 (a), 216.]

     Section 1.6 Voting by Ballot. No vote of the stockholders need be taken by written ballot or conducted by Inspectors of Elections unless otherwise required by law. Any vote which need not be taken by ballot may be conducted in any manner approved by the Chairman.

     Section 1.7 Adjournment. If a quorum is not present at any meeting of the stockholders, the stockholders present in person or by proxy shall have the power to adjourn any such meeting from time to time until a quorum is present. Notice of any adjourned meeting of the stockholders of the Corporation need not be given if the place, date and hour thereof are announced at the meeting at which the adjournment is taken, provided, however, that if the adjournment is for more than 30 days, or if after the adjournment a new record date for the adjourned meeting is fixed pursuant to Section 5.5 of these By-Laws, a notice of the adjourned meeting, conforming to the requirements of Section 1.3 hereof, shall be given to each stockholder of record entitled to vote at such meeting. At any adjourned meeting at which a quorum is present, any business may be transacted that might have been transacted on the original date of the meeting. [Section 222 (c).]

     Section 1.8 Proxies. Any stockholder entitled to vote at any meeting of the stockholders or to express consent to or dissent from corporate action without a meeting may authorize another person or persons to vote at any such meeting and express such consent or dissent for such stockholder by proxy. A stockholder may authorize a valid proxy by executing a written instrument signed by such stockholder, or by causing his or her signature to be affixed to such writing by any reasonable means including, but not limited to, by facsimile signature, or by transmitting or authorizing the transmission of a telegram, cablegram or other means of electronic transmission to the person designated as the holder of the proxy, a proxy solicitation firm or a like authorized agent. No such proxy shall be voted or acted upon after the expiration of three years from the date of such proxy, unless such proxy provides for a longer period. Every proxy shall be revocable at the pleasure of the stockholder executing it, except in those cases where applicable law provides that a proxy shall be irrevocable. A stockholder may revoke any proxy which is not irrevocable by attending the meeting and voting in person or by filing an instrument in writing revoking the proxy or by filing another duly executed proxy bearing a later date with the Secretary. Proxies by telegram, cablegram or other electronic transmission must either set forth or be submitted with information from which it can be determined that the telegram, cablegram or other electronic transmission was authorized by the stockholder. Any copy, facsimile telecommunication or other reliable reproduction of a writing or transmission created pursuant to this section may be substituted or used in lieu of the original writing or transmission for any and all purposes for which the original writing or transmission could be used, provided that such copy, facsimile telecommunication or other reproduction shall be a complete reproduction of the entire original writing or transmission. [Sections 212(b).]

     Section 1.9 Organization; Procedure. At every meeting of stockholders the presiding officer shall be the Chairman or, in the event of the Chairman's absence or disability, a presiding officer chosen by a majority of the stockholders present in person or by proxy. The Secretary, or in the event of the Secretary's absence or disability, the Assistant Secretary, if any, or if there be no Assistant Secretary, in the absence of the Secretary, an appointee of the presiding officer, shall act as Secretary of the meeting. The order of business and all other matters of procedure at every meeting of stockholders may be determined by such presiding officer.

     Section 1.10 Consent of Stockholders in Lieu of Meeting. Actions by stockholders may only be taken at a meeting convened at which a quorum is present. No action required or permitted to be taken at a meeting of the stockholders shall be taken by written consent.

     Section 1.11 Notice of Stockholder Business and Nominations.

     (a) Annual Meetings of Stockholders.

          (i) Nominations of persons for election to the Board of Directors of the Corporation and the proposal of business to be considered by the stockholders may be made at an annual meeting of stockholders (A) pursuant to the Corporation's notice of meeting, (B) by or at the direction of the Board of Directors or (C) by any stockholder of the Corporation who was a stockholder of record at the time of giving of notice provided for in this
     Section 1.11, who is entitled to vote at the meeting and who complied with the notice procedures set forth in this Section 1.11.

          (ii) For nominations or other business to be properly brought before an annual meeting by a stockholder pursuant to clause (C) of paragraph (a)
     (i) of this Section 1.11,
     the stockholder must have given timely notice thereof in writing to the Secretary of the Corporation and such other business must be a proper matter for stockholder action. To be timely, a stockholder's notice shall be delivered to the Secretary at the principal executive offices of the Corporation not later than the close of business on the 120th day prior to the first anniversary of the date of the Corporation's proxy statement released to stockholders in connection with the preceding year's annual meeting; provided, however, that in the event that the date of the annual meeting is more than 30 days before or more than 60 days after such anniversary date, notice by the stockholder to be timely must be so delivered not earlier than the close of business on the 120th day prior to such annual meeting and not later than the close of business on the later of the 90th day prior to such annual meeting or the 10th day following the day on which public announcement of the date of such meeting is first made. In no event shall the public announcement of an adjournment of an annual meeting commence a new time period for the giving of a stockholder's notice as described above. Such stockholder's notice shall set forth (A) as to each person whom the stockholder proposes to nominate for election or reelection as a director all information relating to such person that is required to be disclosed in solicitations of proxies for election of directors in an election contest, or is otherwise required, in each case pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended (the "Exchange Act") and Rule 14a-11 thereunder (including such person's written consent to being named in the proxy statement as a nominee and to serving as a director if elected); (B) as to any other business that the stockholder proposes to bring before the meeting, a brief description of the business desired to be brought before the meeting, the reasons for conducting such business at the meeting and any material interest in such business of such stockholder and the beneficial owner, if any, on whose behalf the proposal is made; and (C) as to the stockholder giving the notice and the beneficial owner, if any, on whose behalf the nomination or proposal is made (1) the name and address of such stockholder, as they appear on the Corporation's books, and of such beneficial owner and (2) the class and number of shares of the Corporation which are owned beneficially and of record by such stockholder and such beneficial owner.

          (iii) Notwithstanding anything in the second sentence of paragraph (a)
     (ii) of this Section 1.11 to the contrary, in the event that the number of directors to be elected to the Board of Directors of the Corporation is increased and there is no public announcement naming all of the nominees for director or specifying the size of the increased Board of Directors made by the Corporation at least 100 days prior to the first anniversary of the preceding year's annual meeting, a stockholder's notice required by this Section 1.11 shall also be considered timely, but only with respect to nominees for any new positions created by such increase, if it shall be delivered to the Secretary at the principal executive offices of the Corporation not later than the close of business on the 10th day following the day on which such public announcement is first made by the Corporation.

     (b) Special Meetings of Stockholders. Only such business shall be conducted at a special meeting of stockholders as shall have been brought before the meeting pursuant to the Corporation's notice of meeting. Nominations of persons for election to the Board of Directors may be made at a special meeting of stockholders at which directors are to be elected pursuant to the Corporation's notice of meeting (i) by or at the direction of the Board of Directors or (ii) by any stockholder of the Corporation who is a stockholder of record at the time of giving of notice provided for in this Section 1.11, who shall be entitled to vote at the meeting and who complies with the notice procedures set forth in this Section 1.11. In the event the Corporation calls a special meeting of stockholders for the purpose of electing one or more directors to the Board of Directors, any such stockholder may nominate a person or persons (as the case may be), for election to such position(s) as specified in the Corporation's notice of meeting, if the stockholder's notice required by paragraph (a) (ii) of this Section 1.11 shall be delivered to the Secretary at the principal executive offices of the Corporation not earlier than the close of business on the 120th day prior to such special meeting and not later than the close of business on the later of the 90th day prior to such special meeting or the 10th day following the day on which public announcement is first made of the date of the special meeting and of the nominees proposed by the Board of Directors to be elected at such meeting. In no event shall the public announcement of an adjournment of a special meeting commence a new time period for the giving of a stockholder's notice as described above.

     (c) General.

          (i) Only such persons who are nominated in accordance with the procedures set forth in this Section 1.11 shall be eligible to serve as directors and only such business shall be conducted at a meeting of stockholders as shall have been brought before the meeting in accordance with the procedures set forth in this Section 1.11. Except as otherwise provided by law, the Chairman of the meeting shall have the power and duty to determine whether a nomination or any business proposed to be brought before the meeting was made, or proposed, as the case may be, in accordance with the procedures set forth in this Section 1.11 and, if any proposed nomination or business is not in compliance with this Section 1.11, to declare that such defective proposal or nomination shall be disregarded.

          (ii) For purposes of this Section 1.11, "public announcement" shall mean disclosure in a press release reported by the Dow Jones News Service, Associated Press or comparable national news service or in a document publicly filed by the Corporation with the Securities and Exchange Commission pursuant to Section 13, 14 or 15 (d) of the Exchange Act.

          (iii) Notwithstanding the foregoing provisions of this Section 1.11, a stockholder shall also comply with all applicable requirements of the Exchange Act and the rules and regulations thereunder with respect to the matters set forth in this Section 1.11. Nothing in this Section 1.11 shall be deemed to affect any rights of (1) stockholders to request inclusion of proposals in the Corporation's proxy statement pursuant to Rule 14a-8 under the Exchange Act or (2) the holders of any series of Preferred Stock to elect directors under specified circumstances.


                                   ARTICLE II

                               BOARD OF DIRECTORS

     Section 2.1 General Powers. Except as may otherwise be provided by law, by the Certificate of Incorporation or by these By-Laws, the property, affairs and business of the

Corporation shall be managed by or under the direction of the Board of Directors and the Board of Directors may exercise all the powers of the Corporation. [Section 141(a).]

     Section 2.2 Number. The number of Directors constituting the entire Board of Directors initially shall be seven (7). Following the merger of the Corporation with Daniel Green Company, a Massachusetts corporation, the number of Directors constituting the entire Board of Directors shall be seven (7), which number may be modified from time to time exclusively by resolution adopted by a majority of the Entire Board of Directors, but in no event shall the number of Directors be less than three. [Section 141(b).]

     Section 2.3 Election of Directors and Term of Office. Except as otherwise provided in Sections 2.12 and 2.13 of these By-Laws, the Directors shall be elected at each annual meeting of the stockholders as provided for below. If the annual meeting for the election of Directors is not held on the date designated therefor, the Directors shall cause the meeting to be held as soon thereafter as convenient. At each meeting of the stockholders for the election of Directors, provided a quorum is present, the Directors shall be elected by a plurality of the votes validly cast in such election. Each Director (whenever elected) shall hold office until such Director's successor has been duly elected and qualified, or until the Director's earlier death, resignation or removal. [Sections 141
(b), 211(b), (c), 216.]

     Section 2.4 Annual and Regular Meetings. The annual meeting of the Board of Directors for the purpose of electing officers and for the transaction of such other business as may come before the meeting shall be held as soon as possible following adjournment of the annual meeting of the stockholders at the place of such annual meeting of the stockholders. Notice of such annual meeting of the Board of Directors need not be given. The Board of Directors from time to time may by resolution provide for the holding of regular meetings and fix the place (which may be within or without the State of Delaware) and the date and hour of such meetings. Notice of regular meetings need not be given, provided, however, that if the Board of Directors shall fix or change the time or place of any regular meeting, notice of such action shall be mailed promptly, or sent by telegram, radio or cable, to each Director who shall not have been present at the meeting at which such action was taken, addressed to such Directors at such Director's usual place of business, or shall be delivered to such Director personally. Notice of such action need not be given to any Director who attends the first regular meeting after such action is taken without protesting the lack of notice to such Director, prior to or at the commencement of such meeting, or to any Director who submits a signed waiver of notice, whether before or after such meeting. [Section 141(g).]

     Section 2.5 Special Meetings; Notice. Special meetings of the Board of Directors shall be held whenever called by the Chairman or, in the event of the Chairman's absence or disability, by the President or any Vice President, at such place (within or without the State of Delaware), date and hour as may be specified in the respective notices or waivers of notice of such meetings. Special meetings of the Board of Directors may be called on 24 hours' notice, if notice is given to each Director personally or by telephone or telegram, or on five days' notice, if notice is mailed to each Director, addressed to such Director at such Director's usual place of business. Notice of any special meeting need not be given to any

Director who attends such meeting without protesting the lack of notice to such Director, prior to or at the commencement of such meeting, or to any Director who submits a signed waiver of notice, whether before or after such meeting, and any business may be transacted thereat. [Sections 141 (g), 229.]

     Section 2.6 Quorum; Voting. At all meetings of the Board of Directors, the presence of a majority of the total authorized number of Directors shall constitute a quorum for the transaction of business. Except as otherwise required by law, the vote of a majority of the Directors present at any meeting at which a quorum is present shall be the act of the Board of Directors. [Section 141 (b).]

     Section 2.7 Adjournment. A majority of the Directors present, whether or not a quorum is present, may adjourn any meeting of the Board of Directors to another time or place. No notice need be given of any adjourned meeting unless the time and place of the adjourned meeting are not announced at the time of adjournment, in which case notice conforming to the requirements of Section 2.5 shall be given to each Director.

     Section 2.8 Action Without a Meeting. Any action required or permitted to be taken at any meeting of the Board of Directors may be taken without a meeting if all members of the Board of Directors consent thereto in writing, and such writing or writings are filed with the minutes of proceedings of the Board of Directors. [Section 141(f).]

     Section 2.9 Regulations; Manner of Acting. To the extent consistent with applicable law, the Certificate of Incorporation and these By-Laws, the Board of Directors may adopt such rules and regulations for the conduct of meetings of the Board of Directors and for the management of the property, affairs and business of the Corporation as the Board of Directors may deem appropriate. The Directors shall act only as a Board, and the individual Directors shall have no power as such.

     Section 2.10 Action by Telephonic Communications. Members of the Board of Directors may participate in a meeting of the Board of Directors by means of conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other, and participation in a meeting pursuant to this provision shall constitute presence in person at such meeting. [Section 141(1).]

     Section 2.11 Resignations. Any Director may resign at any time by delivering a written notice of resignation, signed by such Director, to the Chairman or the Secretary. Unless otherwise specified therein, such resignation shall take effect upon delivery. Section 141(b).]

     Section 2.12 Removal of Directors. Any Director may be removed at any time, either for or without cause, upon the affirmative vote of the holders of a majority of the outstanding shares of stock of the Corporation entitled to vote for the election of such Director, cast at a special meeting of stockholders called for the purpose. Any vacancy in the Board of Directors caused by any such removal may be filled at such meeting (or in the written instrument effecting such removal, if such removal was effected by consent without a meeting), by the stockholders entitled to vote for the election of the Director so removed. If such stockholders do not fill such vacancy at such meeting (or in the written instrument effecting such removal, if such removal was effected by consent without a meeting), such vacancy may be filled in the manner provided in
Section 2.13 of these By-Laws. [Sections 141(b), 228.]

     Section 2.13 Vacancies and Newly Created Directorships. If any vacancies shall occur in the Board of Directors, by reason of death, resignation, removal or otherwise, or if the authorized number of Directors shall be increased, the Directors then in office shall continue to act, and such vacancies and newly created directorships may be filled by a majority of the Directors then in office, although less than a quorum. A Director elected to fill a vacancy or a newly created directorship shall hold office until such Director's successor has been elected and qualified or until such Director's earlier death, resignation or removal. Any such vacancy or newly created directorship may also be filled at any time by vote of the stockholders. [Section 223.]

     Section 2.14 Compensation. The amount, if any, and form of consideration, which each Director shall be entitled to receive as compensation for such Director's services as such, shall be fixed from time to time by resolution of the Board of Directors. [Section 141(h).]

     Section 2.15 Reliance on Accounts and Reports, etc. A Director, or a member of any Committee designated by the Board of Directors shall, in the performance of such member's duties, be fully protected in relying in good faith upon the records of the Corporation and upon information, opinions, reports or statements presented to the Corporation by any of the Corporation's officers or employees, or Committees designated by the Board of Directors, or by any other person as to the matters the member reasonably believes are within such other person's professional or expert competence and who has been selected with reasonable care by or on behalf of the Corporation. [Section 141(e).]


                                   ARTICLE III

                    EXECUTIVE COMMITTEE AND OTHER COMMITTEES

     Section 3.1 How Constituted. The Board of Directors may designate one or more Committees, including an Executive Committee, each such Committee to consist of such number of Directors as from time to time may be fixed by the Board of Directors. The Board of Directors may designate one or more Directors as alternate members of any such Committee, who may replace any absent or disqualified member or members at any meeting of such Committee. Thereafter, members (and alternate members, if any) of each such Committee may be designated at the annual meeting of the Board of Directors. Any such Committee may be abolished or re-designated from time to time by the Board of Directors. Each member (and each alternate member) of any such Committee (whether designated at an annual meeting of the Board of Directors or to fill a vacancy or otherwise) shall hold office until such Director's successor shall have been designated or until such Director shall cease to be a Director, or until such Director's earlier death, resignation or removal. [Section 141(c).]

     Section 3.2 Powers. During the intervals between the meetings of the Board of Directors, the Executive Committee, except as otherwise provided in this section, shall have and may exercise all the powers and authority of the Board of Directors in the management of the property, affairs and business of the Corporation. Each such other Committee, except as otherwise provided in this section, shall have and may exercise such powers of the Board of Directors as may be provided by resolution or resolutions of the Board of Directors. Neither the Executive Committee nor any such other Committee shall have the power or authority:

          (a) to approve or adopt, or to recommend to the stockholders, any action or matter expressly required by the General Corporation Law of the State of Delaware to be submitted to the stockholders for approval; or

          (b) to adopt, amend or repeal any by-law of the Corporation;

          (c) and unless a resolution of the Board of Directors so provides, no such Committee shall have the power or authority to: .

          (d) declare a dividend;

          (e) authorize the issuance of stock; or

          (f) adopt a certificate of ownership and merger pursuant to Section 253 of the General Corporation Law of the State of Delaware (Merger of Parent Corporation and Subsidiary or Subsidiaries).

          (g) The Executive Committee shall have, and any such other Committee may be granted by the Board of Directors, power to authorize the seal of the Corporation to be affixed to any or all papers which may require it. [Section 141(c).]

     Section 3.3 Proceedings. Each such Committee may fix its own rules of procedure and may meet at such place (within or without the State of Delaware), at such time and upon such notice, if any, as it shall determine from time to time. Each such Committee shall keep minutes of its proceedings and shall report such proceedings to the Board of Directors at the meeting of the Board of Directors next following any such proceedings.

     Section 3.4 Quorum and Manner of Acting. Except as may be otherwise provided in the resolution creating such Committee, at all meetings of any Committee the presence of members (or alternate members) constituting a majority of the total authorized membership of such Committee shall constitute a quorum for the transaction of business. The act of the majority of the members present at any meeting at which a quorum is present shall be the act of such Committee. Any action required or permitted to be taken at any meeting of any such Committee may be taken without a meeting, if all members of such Committee shall consent to such action in writing and such writing or writings are filed with the minutes of the proceedings of the Committee. The members of any such Committee shall act only as a Committee, and the individual members of such Committee shall have no power as such. Section 141(c).]

     Section 3.5 Action by Telephonic Communications. Members of any Committee designated by the Board of Directors may participate in a meeting of such Committee by means of conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other, and participation in a meeting pursuant to this provision shall constitute presence in person at such meeting. [Section 141(1).]

     Section 3.6 Absent or Disqualified Members. In the absence or disqualification of a member of any Committee, the member or members thereof present at any meeting and not disqualified from voting, whether or not such member or they constitute a quorum, may unanimously appoint another member of the Board of Directors to act at the meeting in the place of any such absent or disqualified member. [Section 141(c).]

     Section 3.7 Resignations. Any member (and any alternate member) of any Committee may resign at any time by delivering a written notice of resignation, signed by such member, to the Chairman. Unless otherwise specified therein, such resignation shall take effect upon delivery.

     Section 3.8 Removal. Any member (and any alternate member) of any Committee may be removed at any time, either for or without cause, by resolution adopted by a majority of the whole Board of Directors.

     Section 3.9 Vacancies. If any vacancy shall occur in any Committee, by reason of disqualification, death, resignation, removal or otherwise, the remaining members (and any alternate members) shall continue to act, and any such vacancy may be filled by the Board of Directors.


                                   ARTICLE IV

                                    OFFICERS

     Section 4.1 Executive Officers. The executive officers of the Corporation shall be a Chief Executive Officer (who may be the Chairman of the Board or the President), a President, one or more Vice Presidents, a Secretary and a Treasurer. Any person may hold two or more offices.

     Section 4.2 Election. Unless otherwise determined by the Board of Directors, the officers of the Corporation shall be elected by the Board of Directors at the annual meeting of the Board of Directors, and shall be elected to hold office until the next succeeding annual meeting of the Board of Directors. In the event of the failure to elect officers at such annual meeting, officers may be elected at any regular or special meeting of the Board of Directors. Each officer shall hold office until such officer's successor has been elected and qualified, or until such officer's earlier death, resignation or removal. [Section 142(b).]

     Section 4.3 Salaries. The salaries of all officers and agents of the Corporation shall be fixed by the Board of Directors.

     Section 4.4 Removal and Resignation; Vacancies. Any officer may be removed for or without cause at any time by the Board of Directors. Any officer may resign at any time by delivering a written notice of resignation, signed by such officer, to the Board of Directors, the Chairman or the President. Unless otherwise specified therein, such resignation shall take effect upon delivery. Any vacancy occurring in any office of the Corporation by death, resignation, removal or otherwise, shall be filled by the Board of Directors. [Section 142(b), (e).]

     Section 4.5 Authority and Duties of Officers. The officers of the Corporation shall have such authority and shall exercise such powers and perform such duties as may be specified in these By-Laws, except that in any event each officer shall exercise such powers and perform such duties as may be required by law. [Section 142 (a).]

     Section 4.6 The Chairman of the Board of Directors. The Chairman of the Board of Directors shall preside at all meetings of the directors at which the Chairman is present and shall have such other duties as may from time to time be delegated to him by the Board of Directors. The Chairman shall be the Chief Executive Officer unless otherwise determined by the Board of Directors.

     Section 4.7 The Chief Executive Officer. The Chief Executive Officer shall, subject to the control of the Board of Directors, have general supervision, direction and control of the business and affairs of the Corporation. The Chief Executive Officer shall preside at all meetings of the stockholders and, in the absence of the Chairman of the Board, at all meetings of the Board of Directors. The Chief Executive Officer is ex officio a member of the Executive Committee and has the general powers and duties of management usually vested in the office of chief executive officer of a corporation and such other powers and duties as may be prescribed by the Board of Directors or these By-laws.

     Section 4.8 The President. In the absence or disability of the Chief Executive Officer, the President shall perform all of the duties of the Chief Executive Officer and when so acting has all the powers and is subject to all the restrictions upon the Chief Executive Officer, including the power to sign all instruments and to take all actions which the Chief Executive Officer is authorized to perform by the Board of Directors or these By-laws. The President has the general powers and duties usually vested in the office of president of a corporation and such other powers and duties as may be prescribed by the Chief Executive Officer or the Board of Directors or these By-laws.

     Section 4.9 The Vice President. In the absence or disability of the Chief Executive Officer and the President, the Vice President most senior in the order of his or her rank and seniority shall perform all of the duties of the Chief Executive Officer, and when so acting has all the powers of and is subject to all the restrictions upon the Chief Executive Officer, including the power to sign all instruments and to take all actions which the Chief Executive Officer is authorized to perform by the Board of Directors or these By-laws. The various ranks of Vice Presidents have the general powers and duties usually vested in the office of a vice president of a corporation and each of them has such other powers and perform such other duties as from time to time may be prescribed for them respectively by the Board of Directors, the Executive Committee of the Board of Directors, the Chief Executive Officer or these By-laws.

     Section 4.10 The Secretary. The Secretary shall have the following powers and duties:

          (a) The Secretary shall keep or cause to be kept a record of all the proceedings of the meetings of the stockholders and of the Board of Directors in books provided for that purpose.

          (b) The Secretary shall cause all notices to be duly given in accordance with the provisions of these By-Laws and as required bylaw.

          (c) Whenever any Committee shall be appointed pursuant to a resolution of the Board of Directors, the Secretary shall furnish a copy of such resolution to the members of such Committee.

          (d) The Secretary shall be the custodian of the records and of the seal of the Corporation and cause such seal (or a facsimile thereof) to be affixed to all certificates representing shares of the Corporation prior to the issuance thereof and to all instruments the execution of which on behalf of the Corporation under its seal shall have been duly authorized in accordance with these By-Laws, and when so affixed the Secretary may attest the same.

          (e) The Secretary shall properly maintain and file all books, reports, statements, certificates and all other documents and records required by law, the Certificate of Incorporation or these By-Laws.

          (f) The Secretary shall have charge of the stock books and ledgers of the Corporation and shall cause the stock and transfer books to be kept in such manner as to show at any time the number of shares of stock of the Corporation of each class issued and outstanding, the names (alphabetically arranged) and the addresses of the holders of record of such shares, the number of shares held by each holder and the date as of which each became such holder of record.

          (g) The Secretary shall sign (unless the Treasurer, an Assistant Treasurer or Assistant Secretary shall have signed) certificates representing shares of the Corporation the issuance of which shall have been authorized by the Board of Directors.

          (h) The Secretary shall perform, in general, all duties incident to the office of secretary and such other duties as may be specified in these By-Laws or as may be assigned to the Secretary from time to time by the Board of Directors, or the President.

     Section 4.11 The Treasurer. The Treasurer shall be the chief financial officer of the Corporation and shall have the following powers and duties:

          (a) The Treasurer shall have charge and supervision over and be responsible for the moneys, securities, receipts and disbursements of the Corporation, and shall keep or cause to be kept full and accurate records of all receipts of the Corporation.

          (b) The Treasurer shall cause the moneys and other valuable effects of the Corporation to be deposited in the name and to the credit of the Corporation in such banks or trust companies or with such bankers or other depositaries as shall be selected in accordance with Section 8.5 of these By-Laws.

          (c) The Treasurer shall cause the moneys of the Corporation to be disbursed by checks or drafts (signed as provided in Section 8.6 of these By-Laws) upon the authorized depositaries of the Corporation and cause to be taken and preserved proper vouchers for all moneys disbursed.

          (d) The Treasurer shall render to the Board of Directors or the President, whenever requested, a statement of the financial condition of the Corporation and of all the Treasurer's transactions as Treasurer, and render a full financial report at the annual meeting of the stockholders, if called upon to do so.

          (e) The Treasurer shall be empowered from time to time to require from all officers or agents of the Corporation reports or statements giving such information as the Treasurer may desire with respect to any and all financial transactions of the Corporation.

          (f) The Treasurer may sign (unless an Assistant Treasurer or the Secretary or an Assistant Secretary shall have signed) certificates representing stock of the Corporation the issuance of which shall have been authorized by the Board of Directors.

          (g) The Treasurer shall perform, in general, all duties incident to the office of treasurer and such other duties as may be specified in these By-Laws or as may be assigned to such Treasurer from time to time by the Board of Directors, or the President.

     Section 4.12 Additional Officers. The Board of Directors may appoint such other officers and agents as it may deem appropriate, and such other officers and agents shall hold their offices for such terms and shall exercise such powers and perform such duties as may be determined from time to time by the Board of Directors. The Board of Directors from time to time may delegate to any officer or agent the power to appoint subordinate officers or agents and to prescribe their respective rights, terms of office, authorities and duties. Any such officer or agent may remove any such subordinate officer or agent appointed by such officer, for or without cause. [Section 142(a), (b).]

     Section 4.13 Security. The Board of Directors may require any officer, agent or employee of the Corporation to provide security for the faithful performance of such person's duties, in such amount and of such character as may be determined from time to time by the Board of Directors. [Section 142(c).]


                                    ARTICLE V

                                  CAPITAL STOCK

     Section 5.1 Certificates of Stock. The shares of the Corporation shall be represented by certificates, provided that the Board of Directors may provide by resolution or resolutions that some or all of any or all classes or series of the stock of the Corporation shall be uncertificated shares. Any such resolution shall not apply to shares represented by a certificate until each certificate is surrendered to the Corporation. Notwithstanding the adoption of such a resolution by the Board of Directors, every holder of stock in the Corporation represented by certificates and upon request every holder of uncertificated shares shall be entitled to have a certificate signed by, or in the name of the Corporation, by the Chairman of the Board of Directors, the President or a Vice President, and by the Treasurer or an Assistant Treasurer, or the Secretary or an Assistant Secretary, representing the number of shares registered in certificate form. Such certificate shall be in such form as the Board of Directors may determine, to the extent consistent with applicable law, the Certificate of Incorporation and these By-Laws. [Section 158.]

     Section 5.2 Signatures; Facsimile. All of such signatures on the certificate maybe a facsimile, engraved or printed, to the extent permitted by law. In case any officer, transfer agent or registrar who has signed, or whose facsimile signature has been placed upon a certificate shall have ceased to be such officer, transfer agent or registrar before such certificate is issued, it may be issued by the Corporation with the same effect as if such person were such officer, transfer agent or registrar at the date of issue. [Section 158.]

     Section 5.3 Lost, Stolen or Destroyed Certificates. The Board of Directors may direct that a new certificate be issued in place of any certificate theretofore issued by the Corporation alleged to have been lost, stolen or destroyed, upon delivery to the Board of Directors of an affidavit of the owner or owners of such certificate, setting forth such allegation. The Board of Directors may require the owner of such lost, stolen or destroyed certificate, or such owner's legal representative, to give the Corporation a bond sufficient to indemnify it against any claim that may be made against it on account of the alleged loss, theft or destruction of any such certificate or the issuance of any such new certificate. [Section 167.]

     Section 5.4 Transfer of Stock. Upon surrender to the Corporation or the transfer agent of the Corporation of a certificate for shares, duly endorsed or accompanied by appropriate evidence of succession, assignment or authority to transfer, the Corporation shall issue a new certificate to the person entitled thereto, cancel the old certificate and record the transaction upon its books. Within a reasonable time after the transfer of uncertificated stock, the Corporation shall send to the registered owner thereof a written notice containing the information required to be set forth or stated on certificates pursuant to Sections 151, 156, 202(x) or 218(a) of the General Corporation Law of the State of Delaware. Subject to the provisions of the Certificate of Incorporation and these By-Laws, the Board of Directors may prescribe such additional rules and regulations as it may deem appropriate relating to the issue, transfer and registration of shares of the Corporation. [Section 151.]

     Section 5.5 Record Date. In order to determine the stockholders entitled to notice of or to vote at any meeting of stockholders or any adjournment thereof, the Board of Directors may fix, in advance, a record date, which record date shall not precede the date on which the resolution fixing the record date is adopted by the Board of Directors, and which shall not be more than 60 nor less than 10 days before the date of such meeting. A determination of stockholders of record entitled to notice of or to vote at a meeting of stockholders shall apply to any adjournment of the meeting, provided, however, that the Board of Directors may fix a new record date for the adjourned meeting.

     In order that the Corporation may determine the stockholders entitled to receive payment of any dividend or other distribution or allotment of any rights of the stockholders entitled to exercise any rights in respect of any change, conversion or exchange of stock, or for the purpose of any other lawful action, the Board of Directors may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted, and which record date shall be not more than 60 days prior to such action. If no record date is fixed, the record date for determining stockholders for any such purpose shall be at the close of business on the day on which the Board of Directors adopts the resolution relating thereto. [Section 213.]

     Section 5.6 Registered Stockholders. Prior to due surrender of a certificate for registration of transfer, the Corporation may treat the registered owner as the person exclusively entitled to receive dividends and other distributions, to vote, to receive notice and otherwise to exercise all the rights and powers of the owner of the shares represented by such certificate, and the Corporation shall not be bound to recognize any equitable or legal claim to or interest in such shares on the part of any other person, whether or not the Corporation shall have notice of such claim or interests. Whenever any transfer of shares shall be made for collateral security, and not absolutely, it shall be so expressed in the entry of the transfer if, when the certificates are presented to the Corporation for transfer or uncertificated shares are requested to be transferred, both the transferor and transferee request the Corporation to do so. [Section 159.]

     Section 5.7 Transfer Agent and Registrar. The Board of Directors may appoint one or more transfer agents and one or more registrars, and may require all certificates representing shares to bear the signature of any such transfer agents or registrars.

                                   ARTICLE VI

                                 INDEMNIFICATION

     Section 6.1 Nature of Indemnity. The Corporation shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of the fact that such person is or was or has agreed to become a director or officer of the Corporation, or is or was serving or has agreed to serve at the request of the Corporation as a director or officer, of another corporation, partnership, joint venture, trust or other enterprise, or by reason of any action alleged to have been taken or omitted in such capacity, and may indemnify any person who was or is a party or is threatened to be made a party to such an action, suit or proceeding by reason of the fact that such person is or was or has agreed to become an employee or agent of the Corporation, or is or was serving or has agreed to serve at the request of the Corporation as an employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by such person or on such person's behalf in connection with such action, suit or proceeding and any appeal therefrom, if such person acted in good faith and in a manner such person reasonably believed to be in or not opposed to the best interests of the Corporation, and, with respect to any criminal action or proceeding had no reasonable cause to believe such person's conduct was unlawful; except that in the case of an action or suit by or in the right of the Corporation to procure a judgment in its favor (1) such indemnification shall be limited to expenses (including attorneys' fees) actually and reasonably incurred by such person in the defense or settlement of such action or suit, and (2) no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable to the Corporation unless and only to the extent that the Delaware Court of Chancery or the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which the Delaware Court of Chancery or such other court shall deem proper.

     The termination of any action, suit or proceeding by judgment, order settlement, conviction, or upon a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that the person did not act in good faith and in a manner which such person reasonably believed to be in or not opposed to the best interests of the Corporation, and, with respect to any criminal action or proceeding, had reasonable cause to believe that such person's conduct was unlawful.

     Section 6.2 Successful Defense. To the extent that a director, officer, employee or agent of the Corporation has been successful on the merits or otherwise in defense of any action, suit or proceeding referred to in Section
6.1 hereof or in defense of any claim, issue or matter therein, such person shall be indemnified against expenses (including attorneys' fees) actually and reasonably incurred by such person in connection therewith.

     Section 6.3 Determination That Indemnification Is Proper. Any indemnification of a director or officer of the Corporation under Section 6.1 hereof (unless ordered by a court) shall be made by the Corporation unless a determination is made that indemnification of the director or officer is not proper in the circumstances because such person has not met the applicable standard of conduct set forth in Section 6.1 hereof. Any indemnification of an employee or agent of the Corporation under Section 6.1 hereof (unless ordered by a court) may be made by the Corporation upon a determination that indemnification of the employee or agent is proper in the circumstances because such person has met the applicable standard of conduct set forth in Section 6.1 hereof. Any such determination shall be made (1) by a majority vote of the directors who are not parties to such action, suit or proceeding, or (2) by a committee of such directors designated by majority vote of such directors, even though less than a quorum, or (3) if there are no such directors, or if such directors so direct, by independent legal counsel in a written opinion, or (4) by the stockholders.

     Section 6.4 Advance Payment of Expenses. Expenses (including attorneys' fees) incurred by a director or officer in defending any civil, criminal, administrative or investigative action, suit or proceeding shall be paid by the Corporation in advance of the final disposition of such action, suit or proceeding upon receipt of an undertaking by or on behalf of the director or officer to repay such amount if it shall ultimately be determined that such person is not entitled to be indemnified by the Corporation as authorized in this Article. Such expenses (including attorneys' fees) incurred by other employees and agents may be so paid upon such terms and conditions, if any, as the Board of Directors deems appropriate. The Board of Directors may authorize the Corporation's counsel to represent such director, officer, employee or agent in any action, suit or proceeding, whether or not the Corporation is a party to such action, suit or proceeding.

     Section 6.5 Procedure for Indemnification of Directors and Officers. Any indemnification of a director or officer of the Corporation under Sections 6.1 and 6.2, or advance of costs, charges and expenses to a director or officer under Section 6.4 of this Article, shall be made promptly, and in any event within 30 days, upon the written request of the director or officer. If a determination by the Corporation that the director or officer is entitled to indemnification pursuant to this Article is required, and the Corporation fails to respond within 60 days to a written request for indemnity, the Corporation shall be deemed to have approved such request. If the Corporation denies a written request for indemnity or advancement of expenses, in whole or in part, or if payment in full pursuant to such request is not made within 30 days, the right to indemnification or advances as granted by this Article shall be enforceable by the director or officer in any court of competent jurisdiction. Such person's costs and expenses incurred in connection with successfully establishing such person's right to indemnification, in whole or in part, in any such action shall also be indemnified by the Corporation. It shall be a defense to any such action (other than an action brought to enforce a claim for the advance of costs, charges and expenses under Section 6.4 of this Article where the required undertaking, if any, has been received by the Corporation) that the claimant has not met the standard of conduct set forth in Section 6.1 of this Article, but the burden of proving such defense shall be on the Corporation. Neither the failure of the Corporation (including its Board of Directors, its independent legal counsel, and its stockholders) to have made a determination prior to the commencement of such action that indemnification of the claimant is proper in the circumstances because such person has met the applicable standard of conduct set forth in Section 6.1 of this Article, nor the fact that there has been an actual determination by the Corporation (including its Board of Directors, its independent legal counsel, and its stockholders) that the claimant has not met such applicable standard of conduct, shall be a defense to the action or create a presumption that the claimant has not met the applicable standard of conduct.

     Section 6.6 Survival; Preservation of Other Rights. The foregoing indemnification provisions shall be deemed to be a contract between the Corporation and each director, officer, employee and agent who serves in any such capacity at any time while these provisions as well as the relevant provisions of the Delaware Corporation Law are in effect and any repeal or modification thereof shall not affect any right or obligation then existing with respect to any state of facts then or previously existing or any action, suit or proceeding previously or thereafter brought or threatened based in whole or in part upon any such state of facts. Such a "contract right" may not be modified retroactively without the consent of such director, officer, employee or agent.

     The indemnification provided by this Article VI shall not be deemed exclusive of any other rights to which those indemnified may be entitled under any by-law, agreement, vote of stockholders or disinterested directors or otherwise, both as to action in such person's official capacity and as to action in another capacity while holding such office, and shall continue as to a person who has ceased to be a director, officer, employee or agent and shall inure to the benefit of the heirs, executors and administrators of such a person.

     Section 6.7 Insurance. The Corporation may purchase and maintain insurance on behalf of any person who is or was or has agreed to become a director or officer of the Corporation, or is or was serving at the request of the Corporation as a director or officer of another corporation, partnership, joint venture, trust or other enterprise against any liability asserted against such person and incurred by such person or on such person's behalf in any such capacity, or arising out of such person's status as such, whether or not the Corporation would have the power to indemnify such person against such liability under the provisions of this Article, provided that such insurance is available on acceptable terms, which determination shall be made by a vote of a majority of the entire Board of Directors.

     Section 6.8 Severability. If this Article or any portion hereof shall be invalidated on any ground by any court of competent jurisdiction, then the Corporation shall nevertheless indemnify each director or officer and may indemnify each employee or agent of the Corporation as to costs, charges and expenses (including attorneys' fees), judgments, fines and amounts paid in settlement with respect to any action, suit or proceeding, whether civil, criminal, administrative or investigative, including an action by or in the right of the Corporation, to the fullest extent permitted by any applicable portion of this Article that shall not have been invalidated and to the fullest extent permitted by applicable law.

                                   ARTICLE VII

                                     OFFICES

     Section 7.1 Registered Office. The registered office of the Corporation in the State of Delaware shall be located at Corporation Trust Center, 1209 Orange Street, Wilmington (County of New Castle), Delaware 19801.

     Section 7.2 Other Offices. The Corporation may maintain offices or places of business at such other locations within or without the State of Delaware as the Board of Directors may from time to time determine or as the business of the Corporation may require.


                                  ARTICLE VIII

                               GENERAL PROVISIONS

     Section 8.1 Dividends. Subject to any applicable provisions of law and the Certificate of Incorporation, dividends upon the shares of the Corporation may be declared by the Board of Directors at any regular or special meeting of the Board of Directors and any such dividend may be paid in cash, property, or shares of the Corporation's capital stock.

     A member of the Board of Directors, or a member of any Committee designated by the Board of Directors shall be fully protected in relying in good faith upon the records of the Corporation and upon such information, opinions, reports or statements presented to the Corporation by any of its officers or employees, or Committees of the Board of Directors, or by any other person as to matters the Director reasonably believes are within such other person's professional or expert competence and who has been selected with reasonable care by or on behalf of the Corporation, as to the value and amount of the assets, liabilities and/or net profits of the Corporation, or any other facts pertinent to the existence and amount of surplus or other funds from which dividends might properly be declared and paid. [Sections 172, 173.]

     Section 8.2 Reserves. There may be set aside out of any funds of the Corporation available for dividends such sum or sums as the Board of Directors from time to time, in its absolute discretion, thinks proper as a reserve or reserves to meet contingencies, or for equalizing dividends, or for repairing or maintaining any property of the Corporation or for such other purpose as the Board of Directors shall think conducive to the interest of the Corporation, and the Board of Directors may similarly modify or abolish any such reserve. [Section 171.]

     Section 8.3 Execution of Instruments. The Chairman, the President, any Vice President, the Secretary or the Treasurer may enter into any contract or execute and deliver any instrument in the name and on behalf of the Corporation. The Board of Directors, the Chairman or the President may authorize any other officer or agent to enter into any contract or execute and deliver any instrument in the name and on behalf of the Corporation. Any such authorization may be general or limited to specific contracts or instruments.

     Section 8.4 Corporate Indebtedness. No loan shall be contracted on behalf of the Corporation, and no evidence of indebtedness shall be issued in its name, unless authorized by the Board of Directors, the Chairman or the President. Such authorization may be general or confined to specific instances. Loans so authorized may be effected at any time for the Corporation from any bank, trust company or other institution, or from any firm, corporation or individual. All bonds, debentures, notes and other obligations or evidences of indebtedness of the Corporation issued for such loans shall be made, executed and delivered as the Board of Directors, the Chairman or the President shall authorize. When so authorized by the Board of Directors, the Chairman or the President, any part of or all the properties, including contract rights, assets, business or good will of the Corporation, whether then owned or thereafter acquired, may be mortgaged, pledged, hypothecated or conveyed or assigned in trust as security for the payment of such bonds, debentures, notes and other obligations or evidences of indebtedness of the Corporation, and of the interest thereon, by instruments executed and delivered in the name of the Corporation.

     Section 8.5 Deposits. Any funds of the Corporation may be deposited from time to time in such banks, trust companies or other depositaries as may be determined by the Board of Directors, the Chairman or the President, or by such officers or agents as may be authorized by the Board of Directors, the Chairman or the President to make such determination.

     Section 8.6 Checks. All checks or demands for money and notes of the Corporation shall be signed by such officer or officers or such agent or agents of the Corporation, and in such manner, as the Board of Directors, the Chairman or the President from time to time may determine.

     Section 8.7 Sale, Transfer, etc. of Securities. To the extent authorized by the Board of Directors, or by the Chairman, the President, any Vice President, the Secretary or the Treasurer or any other officers designated by the Board of Directors, the Chairman or the President may sell, transfer, endorse, and assign any shares of stock, bonds or other securities owned by or held in the name of the Corporation, and may make, execute and deliver in the name of the Corporation, under its corporate seal, any instruments that may be appropriate to effect any such sale, transfer, endorsement or assignment.

     Section 8.8 Voting as Stockholder. Unless otherwise determined by resolution of the Board of Directors, the Chairman, the President or any Vice President shall have full power and authority on behalf of the Corporation to attend any meeting of stockholders of any corporation in which the Corporation may hold stock, and to act, vote (or execute proxies to vote) and exercise in person or by proxy all other rights, powers and privileges incident to the ownership of such stock. Such officers acting on behalf of the Corporation shall have full power and authority to execute any instrument expressing consent to or dissent from any action of any such corporation without a meeting. The Board of Directors


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


may by resolution from time to time confer such power and authority upon any other person or persons.

     Section 8.9 Fiscal Year. The fiscal year of the Corporation shall commence on the first day of January of each year and shall terminate in each case on the last day of December.

     Section 8.10 Seal. The seal of the Corporation shall be circular in form and shall contain the name of the Corporation, the year of its incorporation and the words "Corporate Seal" and "Delaware". The form of such seal shall be subject to alteration by the Board of Directors. The seal may be used by causing it or a facsimile thereof to be impressed, affixed or reproduced, or may be used in any other lawful manner.

     Section 8.11 Books and Records; Inspection. Except to the extent otherwise required by law, the books and records of the Corporation shall be kept at such place or places within or without the State of Delaware as may be determined from time to time by the Board of Directors.


                                   ARTICLE IX

                              AMENDMENT OF BY-LAWS

     Section 9.1 Amendment. These By-Laws may be amended, altered or repealed

(a) by resolution adopted by a majority of the Board of Directors at any special or regular meeting of the Board if, in the case of such special meeting only, notice of such amendment, alteration or repeal is contained in the notice or waiver of notice of such meeting; or

(b) by resolution adopted by vote of holders of two-thirds of the shares outstanding and entitled to vote thereon, with respect to Sections 1.5, 1.6, 1.10, 1.11, 2.2, 2.3, 2.5 and 2.12, and by vote of holders of a majority of such shares, with respect to all other Sections, at any regular or special meeting of the stockholders if, in the case of such special meeting only, notice of such amendment, alteration or repeal is contained in the notice or waiver of notice of such meeting; provided that any such amendment, alteration or repeal of the By-laws by the stockholders may not be amended, altered or repealed by the Board of Directors pursuant to clause (a) of this Section 9.1. [Section 109(a).]


                                    ARTICLE X

                                  CONSTRUCTION

     Section 10.1 Construction. In the event of any conflict between the provisions of these By-Laws as in effect from time to time and the provisions of the certificate of


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


incorporation of the Corporation as in effect from time to time, the provisions of such certificate of incorporation shall be controlling.



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


                                   APPENDIX D

                 PROVISIONS OF THE GENERAL LAWS OF MASSACHUSETTS
                RELATING TO THE RIGHTS OF DISSENTING STOCKHOLDERS

                    (SECTIONS 86 TO 98 OF CHAPTER 156B OF THE
                         GENERAL LAWS OF MASSACHUSETTS)

     86. Right of Appraisal. If a corporation proposes to take a corporate action as to which any section of this chapter provides that a stockholder who objects to such action shall have the right to demand payment for his shares and an appraisal thereof, sections eighty-seven to ninety-eight, inclusive, shall apply except as otherwise specifically provided in any section of this chapter. Except as provided in sections eighty-two and eighty-three, no stockholder shall have such right unless (1) he files with the corporation before the taking of the vote of the shareholders on such corporate action, written objection to the proposed action stating that he intends to demand payment for his shares if the action is taken and (2) his shares are not voted in favor of the proposed action.

     87. Notice of Stockholders Meeting to Contain Statement as to Appraisal Rights. The notice of the meeting of stockholders at which the approval of such proposed action is to be considered shall contain a statement of the rights of objecting stockholders. The giving of such notice shall not be deemed to create any rights in any stockholder receiving the same to demand payment for his stock, and the directors may authorize the inclusion in any such notice of a statement of opinion by the management as to the existence or nonexistence of the right of the stockholders to demand payment for their stock on account of the proposed corporate action. The notice may be in such form as the directors or officers calling the meeting deem advisable, but the following form of notice shall be sufficient to comply with this section:

     "If the action proposed is approved by the stockholders at the meeting and effected by the corporation, any stockholder (1) who files with the corporation before the taking of the vote on the approval of such action, written objection to the proposed action stating that he intends to demand payment for his shares if the action is taken and (2) whose shares are not voted in favor of such action has or may have the right to demand in writing from the corporation (or, in the case of a consolidation or merger, the name of the resulting or surviving corporation shall be inserted), within twenty days after the date of mailing to him of notice in writing that the corporate action has become effective, payment for his shares and an appraisal of the value thereof. Such corporation and any such stockholder shall in such cases have the rights and duties and shall follow the procedure set forth in sections 88 to 98, inclusive, of chapter 156B of the General Laws of Massachusetts."

     88. Notice to Objecting Stockholder that Corporate Action has Become Effective. The corporation taking such action, or in the case of a merger or consolidation the surviving or resulting corporation, shall, within ten days after the date on which such corporate action became effective, notify each stockholder who filed written objection meeting the requirements of section eighty-six and whose shares were not voted in favor of the approval of such action, that the action approved at the meeting of the corporation of which he is a stockholder has become effective. The giving of such notice shall not be deemed to create any rights in any stockholder receiving the same to demand payment for his stock. The notice shall be sent by registered or certified mail, addressed to the stockholder at his last known address as it appears in the records of the corporation.

     89. Demand for Payment By Objecting Stockholder. If within twenty days after the date of mailing of a notice under subsection (e) of section eighty-two, subsection (f) of section eighty-three, or section eighty-eight any stockholder to whom the corporation was required to give such notice shall demand in writing from the corporation taking such action, or in the case of a consolidation or merger from the resulting or surviving corporation, payment for his stock, the corporation upon which such demand is made shall pay to him the fair value of his stock within thirty days after the expiration of the period during which such demand may be made.

     90. Determination of Value of Stock By Superior Court. If during the period of thirty days provided for in section eighty-nine the corporation upon which such demand is made and any such objecting stockholder fail to agree as to the value of such stock, such corporation or any such stockholder may within four months after the expiration of such thirty-day period demand a determination of the value of the stock of all such objecting stockholders by a bill in equity filed in the superior court in the county where the corporation in which such objecting stockholder held stock had or has its principal office in the commonwealth.

     91. Bill in Equity to Determine Value of Stock of Objecting Stockholders on Failure to Agree on Value Thereof Etc.; Parties to Bill Etc.; Service of Bill on Corporation; Notice to Stockholder Parties Etc. If the bill is filed by the corporation, it shall name as parties respondent all stockholders who have demanded payment for their shares and with whom the corporation has not reached agreement as to the value thereof. If the bill is filed by a stockholder, he shall bring the bill in his own behalf and in behalf of all other stockholders who have demanded payment for their shares and with whom the corporation has not reached agreement as to the value thereof, and service of the bill shall be made upon the corporation by subpoena with a copy of the bill annexed. The corporation shall file with its answer a duly verified list of all such other stockholders, and such stockholders shall thereupon be deemed to have been added as parties to the bill. The corporation shall give notice in such form and returnable on such date as the court shall order to each stockholder party to the bill by registered or certified mail, addressed to the last known address of such stockholder as shown in the records of the corporation, and the court may order such additional notice by publication or otherwise as it deems advisable. Each stockholder who makes demand as provided in section eighty-nine shall be deemed to have consented to the provisions of this section relating to notice, and the giving of notice by the corporation to any such stockholder in compliance with the order of the court shall be a sufficient service of process on him. Failure to give notice to any stockholder making demand shall not invalidate the proceedings as to other stockholders to whom notice was properly given, and the court may at any time before the entry of a final decree make supplementary orders of notice.

     92. Bill in Equity to Determine Value of Stock of Objecting Stockholders on Failure to Agree on Value Thereof, Etc.; Entry of Decree Determining Value of Stock; Date on Which Value is to be Determined. After hearing the court shall enter a decree determining the fair value of the stock of those stockholders who have become entitled to the valuation of and payment for their shares, and shall order the corporation to make payment of such value, together with interest, if any, as hereinafter provided, to the stockholders entitled thereto upon the transfer by them to the corporation of the certificates representing such stock if certificated or if uncertificated, upon receipt of an instruction transferring such stock to the corporation. For this purpose, the value of the shares shall be determined as of the day preceding the date of the vote approving the proposed corporate action and shall be exclusive of any element of value arising from the expectation or accomplishment of the proposed corporate action.

     93. Bill in Equity to Determine Value of Stock of Objecting Stockholders on Failure to Agree on Value Thereof, Etc.; Court May Refer Bill, Etc., to Special Master to Hear Parties, Etc. The court in its discretion may refer the bill or any question arising thereunder to a special master to hear the parties, make findings and report the same to the court, all in accordance with the usual practice in suits in equity in the superior court.

     94. Bill in Equity to Determine Value of Stock of Objecting Stockholders on Failure to Agree on Value Thereof, Etc.; Stockholder Parties May Be Required to Submit Their Stock Certificates for Notation Thereon of Pendency of Bill, Etc. On motion the court may order stockholder parties to the bill to submit their certificates of stock to the corporation for notation thereon of the pendency of the bill, and may order the corporation to note such pendency in its records with respect to any uncertificated shares held by such stockholder parties, and may on motion dismiss the bill as to any stockholder who fails to comply with such order.

     95. Bill in Equity to Determine Value of Stock of Objecting Stockholders on Failure to Agree on Value Thereof, Etc.; Taxation of Costs, Etc.; Interest on Award, Etc. The costs of the bill, including the reasonable compensation and expenses of any master appointed by the court, but exclusive of fees of counsel or of experts retained by any party, shall be determined by the court and taxed upon the parties to the bill, or any of them, in such manner as appears to be equitable, except that all costs of giving notice to stockholders as provided in this chapter shall be paid by the corporation. Interest shall be paid upon any award from the date of the vote approving the proposed corporate action, and the court may on application of any interested party determine the amount of interest to be paid in the case of any stockholder.

     96. Stockholder Demanding Payment for Stock Not Entitled to Notice of Stockholders' Meetings or to Vote Stock or to Receive Dividends, Etc.; Exceptions. Any stockholder who has demanded payment for his stock as provided in this chapter shall not thereafter be entitled to notice of any meeting of stockholders or to vote such stock for any purpose and shall not be entitled to the payment of dividends or other distribution on the stock (except dividends or other distributions payable to stockholders of record at a date which is prior to the date of the vote approving the proposed corporate action) unless:

          (1) A bill shall not be filed within the time provided in section ninety;

          (2) A bill, if filed, shall be dismissed as to such stockholder, or

          (3) Such stockholder shall with the written approval of the corporation, or in the case of a consolidation or merger, the resulting or surviving corporation, deliver to it a written withdrawal of his objections to and an acceptance of such corporate action.

Notwithstanding the provisions of clauses (1) to (3), inclusive, said stockholder shall have only the rights of a stockholder who did not so demand payment for his stock as provided in this chapter.

     97. Certain Shares Paid for By Corporation to Have Status of Treasury Stock, Etc. The shares of the corporation paid for by the corporation pursuant to the provisions of this chapter shall have the status of treasury stock or in the case of a consolidation or merger the shares or the securities of the resulting or surviving corporation into which the shares of such objecting stockholder would have been converted had he not objected to such consolidation or merger shall have the status of treasury stock or securities.

     98. Enforcement By Stockholder of Right to Receive Payment for His Shares to be Exclusive Remedy; Exception. The enforcement by a stockholder of his right to receive payment for his shares in the manner provided in this chapter shall be an exclusive remedy except that this chapter shall not exclude the right of such stockholder to bring or maintain an appropriate proceeding to obtain relief on the ground that such corporate action will be or is illegal or fraudulent as to him.